UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2017

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Emerging Markets Debt Fund

July 31, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds by Macquarie is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds by Macquarie or obtain a prospectus for Delaware Emerging Markets Debt Fund at delawarefunds.com/literature.

Manage your account online

• Check your account balance and transactions

• View statements and tax forms

• Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the registered investment advisers including Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Bank International Limited, Macquarie Investment Management Europe Limited, Macquarie Investment Management Limited, and Macquarie Capital Investment Management, Inc.

The Funds are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested. Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2017 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review
Delaware Emerging Markets Debt Fund	August 8, 2017

Performance preview (for the year ended July 31, 2017)
Delaware Emerging Markets Debt Fund (Institutional Class shares)	1-year return	+8.25%
Delaware Emerging Markets Debt Fund (Class A shares)	1-year return	+8.03%
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified (benchmark)	1-year return	+5.97%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Emerging Markets Debt Fund, please see the table on page 4. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Throughout the Fund’s fiscal year ended July 31, 2017, emerging market economies generally benefited from a globally synchronized recovery led by China and aided by continued accommodative monetary policies in developed markets. Moderate gross domestic product (GDP) growth in emerging markets was observed throughout the fiscal year. Consistent with developed markets, inflation trended sharply lower in emerging markets, notably in Brazil, Russia, and India. The resulting high real interest rates enabled emerging market central banks in many instances to aggressively cut interest rates and support domestic growth. In Brazil, for example, inflation plunged from 8.7% at the beginning of the period to 2.7% at the end (source: Bloomberg).

Although weakness in foreign exchange rates would typically accompany such an extended rate-cutting regime across emerging markets, this was not the case. Instead it was also a period of volatility for the US dollar, which peaked in value shortly after the November 2016 US presidential election. By the end of the Fund’s fiscal year, however, the dollar had dropped to its lowest point in the preceding 12 months (source: Bloomberg). Overall, the dollar’s relative weakness moderated the effect of rate cuts on foreign exchange rates. In our opinion, this helped keep inflation in check.

China was both a surprising and stabilizing influence on emerging markets, as it posted solid economic results during the fiscal year. In an effort to cement his leadership position, President Xi Jinping attempted to create stability on both the economic and geopolitical fronts. Additionally, we believe MSCI’s decision to include Chinese equities in its emerging markets index provided a significant boost to equities, and further stabilized the yuan, which depreciated only slightly during the fiscal year.

In our opinion, the single most significant event that influenced emerging markets during the fiscal year was the US presidential election and its aftermath. The Trump campaign’s pre-election populist rhetoric targeted large trade deficits with several emerging market trading partners – notably China and Mexico. Consequently, the election result seemed to raise concern that the incoming administration would act swiftly to implement tariffs, enact a border-adjustment tax, and renegotiate trade agreements, especially the North American Free Trade Agreement (NAFTA) with Mexico.

Increased volatility in the most frequently cited countries was immediate, feeding through to both asset prices and currency exchange rates. Mexico’s peso, for example, began the fiscal year at 18.75 to the dollar. Following the election, the

1

Portfolio management review
Delaware Emerging Markets Debt Fund

peso dropped sharply in January 2017 to 21.955, an all-time low (source: Reuters). As it became apparent, however, that significant change to US trade policy would come slowly, if at all, the peso more than recovered, finishing the fiscal period at 17.80, a net gain on the dollar for the fiscal year.

Unlike in the Fund’s previous fiscal year, energy prices were largely range-bound during the fiscal year ended July 31, 2017, therefore minimizing their effect on emerging markets. Early in the fiscal period, the Organization of the Petroleum Exporting Countries (OPEC) acted to stabilize oil markets with its first production cuts in years. Although not a member, Russia joined with OPEC in the cuts, which were renewed roughly six months later. Though compliance among some weaker member states was spotty, the effort seemed effective overall.

In Latin America, the ongoing “operation car wash” scandal in Brazil, though still rancorous politically, appeared to lose its grip on the markets and the economy. President Michel Temer had largely fended off accusations against him, which we viewed as encouraging, given his market-friendly positions. The central bank adopted a more accommodative tone and, as previously noted, inflation tapered off.

In Argentina, the government under President Mauricio Macri slowly introduced its reform agenda. Relative to its emerging market peers, inflation proved difficult to curb there but growth appeared to recover during the fiscal period.

Despite the ceaseless procession of headlines concerning Russia and its meddling in the US election, there has been little impact. Because the new round of US-imposed sanctions mainly targeted individuals rather than corporations, we believe its effect on investable securities should be slight.

Other political concerns of note included the rift in the Gulf Cooperation Council that opened between Qatar and other member nations. Saudi

Arabia and its cohorts sought to compel Qatar to abandon its support for Iran and the Muslim Brotherhood, among other issues. In South Africa, President Jacob Zuma continued to battle factions within his own party, the African National Congress. Discussions about nationalizing the country’s central bank, the South African Reserve Bank (SARB), have raised concerns about its independence.

Fund performance

For the fiscal year ended July 31, 2017, Delaware Emerging Markets Debt Fund outperformed its benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The Fund’s Institutional Class shares returned +8.25%. The Fund’s Class A shares returned +8.03% at net asset value and +3.17% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified returned +5.97%. For complete annualized performance for Delaware Emerging Markets Debt Fund, please see the table on page 4.

The Fund’s outperformance relative to the benchmark was due in large part to its allocation to sovereign and quasi-sovereign securities, which are not included in the benchmark. These debt securities ended the fiscal year at 41.7% of the Fund’s portfolio. Relative to corporate securities, the allocation provided a duration and yield advantage with a stronger liquidity profile in a risk-on environment.

A large overweight position relative to the benchmark in Latin America, which moderated only slightly throughout the fiscal year, was a significant driver of the Fund’s positive performance. Brazil and Argentina – which contributed 0.62 and 0.61 percentage points, respectively, in excess returns versus the benchmark – were the strongest performers, due mainly to the Fund’s overweight allocation

2

within those countries. Jamaica contributed 0.30 percentage points to the Fund’s performance. The improved credit position of Digicel Group, the Caribbean, Central America, and Asia Pacific mobile phone network provider, drove this performance from Jamaica. The Fund did not have an allocation to Venezuela, given our concern with its dire political and economic situation. We remain cautious there.

Some of the Fund’s most significant detractors were in Asia. Tight credit spreads led us to slowly increase the Fund’s underweight position within much of the region, which in turn funded overweight allocations elsewhere. China, Singapore, and the Philippines detracted 0.12, 0.10, and 0.09 percentage points, respectively, from relative performance, all due to the Fund’s underweight positions. An underweight position in Israel, also due to tight credit spreads, detracted 0.18 percentage points from the Fund’s relative performance. The lack of a position in Zambian metals and mining company First Quantum Minerals likewise hurt the Fund’s relative performance.

From a sector perspective, consumer companies, industrials, and pulp and paper were the largest contributors to the Fund’s performance, while financials, oil and gas, and metals and mining were the most significant detractors. Financials were penalized by an underweight position, which was used as a source of funding for the Fund’s allocation to sovereigns and quasi-sovereigns. Similarly, an underweight position relative to the benchmark in oil and gas companies was used to fund positions in off-benchmark sovereigns that are actually national oil and gas companies. Our up-in-quality bias negatively affected the Fund’s position in metals and mining as lesser-quality companies outperformed in this sector.

Individual contributors to performance included Brazilian petrochemical company Petrobras,the Fund’s strongest performer. As it recovered from both a commodity selloff and fallout from the car wash scandal, Petrobras initiated a liability management program that sharply improved both its balance sheet and cash flow position.

Similarly, Digicel Group launched a liability management program, led by bank-loan refinancing, that improved its balance sheet and extended the runway for execution of its growth plan.

Among individual holdings, Mexican local bonds were the most significant drag on performance as we sought to reduce risk after the US presidential election by selling the Fund’s position. Similarly, we sold the Fund’s position in Sigma Alimentos, a Mexican food processing and distribution company, given the concern that trade with Mexico could be adversely affected if NAFTA is renegotiated.

With regard to credit quality, we started the year with a mix that was 54% high grade versus 46% high yield. Looking to take advantage of the market’s orientation and investors’ chase for yield, we began reducing the quality of the mix and, by the end of April 2017, the Fund was positioned at 42% high grade and 58% high yield. In the last three months of the fiscal year, we modestly improved the Fund’s credit quality and ended the fiscal year with 45% high grade and 55% high yield.

A word on foreign currency hedges

During the fiscal year, Delaware Emerging Markets Debt Fund invested in currency hedges in forward foreign exchange contracts, options, and credit default swaps. These positions did not have a material effect on the Fund’s performance, contributing 0.08 percentage points for the fiscal year. The total outstanding notional exposure at the end of the fiscal year was -2.30% (notional value is the face amount of a security that is used to calculate the payout on a derivative contract of that underlying security at settlement).

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Performance summary
Delaware Emerging Markets Debt Fund	July 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2,3]	Average annual total returns through July 31, 2017

	1 year	3 years	5 years	Lifetime
Class A (Est. Sept. 30, 2013)
Excluding sales charge	+8.03%	+4.21%	+5.62%	+6.63%
Including sales charge	+3.17%	+2.63%	+4.65%	+5.90%
Class C (Est. Sept. 30, 2013)
Excluding sales charge	+7.74%	+4.12%	+5.25%	+6.15%
Including sales charge	+6.74%	+4.12%	+5.25%	+6.15%
Class R (Est. Sept. 30, 2013)
Excluding sales charge	+8.13%	+4.25%	+5.53%	+6.49%
Including sales charge	+8.13%	+4.25%	+5.53%	+6.49%
Institutional Class (Est. Sept. 30, 2013)
Excluding sales charge	+8.25%	+4.28%	+5.76%	+6.80%
Including sales charge	+8.25%	+4.28%	+5.76%	+6.80%
J.P. Morgan Corporate Emerging Markets
Bond Index (CEMBI) Broad Diversified	+5.97%	+5.09%	+5.23%	+6.17%*

* The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1 A privately offered fund managed by the Fund’s portfolio manager was reorganized into the Fund and the Fund commenced operations on Sept. 30, 2013. This privately offered fund commenced operations on Nov. 3, 2010 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment under the Investment Company Act of 1940 (1940 Act). As a result, the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance for the periods prior to its commencement of operations on Sept. 30, 2013 is that of the privately offered fund. Because the privately offered fund was a master fund that did not charge any management or other asset-based fees, the privately offered fund’s performance shown above has been restated, on a one-time basis, to reflect the fees, expenses, and waivers and reimbursements for each class of the Fund at the commencement of the Fund’s operations. If the performance of the privately offered fund had not been restated, the performance for such classes may have been higher than the performance shown in the average annual total returns table above.

4

2 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher trading costs and tax liability.

Leverage risk is the risk associated with securities or practices (for example, borrowing and the use of certain derivatives) and investment in certain

5

Performance summary
Delaware Emerging Markets Debt Fund

types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Fund will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Fund may not be successful in this respect.

3 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.00% of the Fund’s average daily net assets during the period from Aug. 1, 2016 through July 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	2.05%	2.80%	2.30%	1.80%
Net expenses (including fee waivers, if any)	1.29%	2.04%	1.04%	1.04%
Type of waiver	Contractual	Contractual	Contractual (Investment manager waiver); Voluntary (12b-1 fee waiver)	Contractual

*The aggregate contractual waiver period covering this report is from Nov. 27, 2015 through Nov. 28, 2017.

6

Performance of a $10,000 investment1

Average annual total returns from Sept. 30, 2013 (Fund’s inception) through July 31, 2017

For period beginning Sept. 30, 2013, through July 31, 2017	Starting value	Ending value
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified	$10,000	$12,581
Delaware Emerging Markets Debt Fund – Institutional Class shares	$10,000	$12,257
Delaware Emerging Markets Debt Fund – Class A shares	$9,550	$11,660

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Sept. 30, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified as of

Sept. 30, 2013. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified tracks US dollar–denominated emerging market corporate bonds, limiting the weights of countries with larger corporate debt stocks by including only a specified portion of those countries’ eligible current face amounts of debt outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEDAX	246094841
Class C	DEDCX	246094833
Class R	DEDRX	246094825
Institutional Class	DEDIX	246094817

7

Disclosure of Fund expenses
For the six-month period from February 1, 2017 to July 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2017 to July 31, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

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Delaware Emerging Markets Debt Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses

	Account Value	Account Value	Annualized	Paid During Period

	2/1/17	7/31/17	Expense Ratio	2/1/17 to 7/31/17*

Actual Fund return†
Class A	$1,000.00	$1,068.80	1.24%	$6.36
Class C	1,000.00	1,066.00	1.96%	10.04
Class R	1,000.00	1,068.50	1.00%	5.13
Institutional Class	1,000.00	1,069.70	1.00%	5.13

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.65	1.24%	$6.21
Class C	1,000.00	1,015.08	1.96%	9.79
Class R	1,000.00	1,019.84	1.00%	5.01
Institutional Class	1,000.00	1,019.84	1.00%	5.01

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / country and sector allocation
Delaware Emerging Markets Debt Fund	As of July 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Corporate Bonds by Country	68.13%
Argentina	2.65%
Austria	1.86%
Azerbaijan	1.02%
Bermuda	0.91%
Brazil	0.91%
Canada	1.90%
Cayman Islands	4.18%
Chile	4.38%
Colombia	1.73%
Costa Rica.	1.13%
Curacao	1.08%
Georgia.	0.95%
India	3.27%
Indonesia	3.86%
Ireland	2.99%
Jamaica	1.65%
Kazakhstan	1.84%
Luxembourg	7.89%
Mexico	4.48%
Morocco	2.34%
Netherlands	9.15%
Republic of Korea	1.43%
Singapore	0.91%
South Africa	0.90%
Turkey	4.16%
United States	0.56%
Loan Agreement	1.75%
Regional Bonds	2.14%
Sovereign Bonds by Country	22.96%
Argentina	2.32%
Bahrain	0.95%
Bermuda	0.94%
Bolivia	0.90%
Brazil	1.02%
Chile	1.39%
Colombia	1.18%
Croatia	1.10%
Ecuador	0.93%

Security type / country	Percentage of net assets
Egypt	1.96%
Hungary	0.53%
Ivory Coast	0.91%
Jordan	1.17%
Mexico	0.08%
Nigeria	1.53%
Russia	0.97%
South Africa	0.43%
Sri Lanka	1.31%
Turkey	1.37%
Ukraine	0.95%
Uruguay	1.02%
Supranational Banks	1.57%
Options Purchased	0.09%
Short-Term Investments	2.63%
Total Value of Securities	99.27%
Receivables and Other Assets Net of Liabilities	0.73%
Total Net Assets	100.00%

Corporate bonds by sector	Percentage of net assets
Banking	13.54%
Basic Industry	12.43%
Brokerage	1.08%
Capital Goods	0.95%
Communications	9.33%
Consumer Cyclical	4.49%
Consumer Non-Cyclical	4.84%
Electric	5.40%
Energy	13.27%
Real Estate	0.97%
Transportation	1.83%
Total	68.13%

Schedule of investments
Delaware Emerging Markets Debt Fund	July 31, 2017

	Principal amount°	Value (US $)

Corporate Bonds – 68.13%Δ

Argentina – 2.65%
Cablevision 144A 6.50% 6/15/21 #	180,000	$191,250
Pampa Energia 144A 7.50% 1/24/27 #	200,000	208,000
YPF 144A 24.104% 7/7/20 #●	170,000	175,100

		574,350

Austria – 1.86%
ESAL 144A 6.25% 2/5/23 #	200,000	189,500
Suzano Austria 144A 7.00% 3/16/47 #	200,000	212,500

		402,000

Azerbaijan – 1.02%
Southern Gas Corridor 144A 6.875% 3/24/26 #	200,000	220,450

		220,450

Bermuda – 0.91%
Tengizchevroil Finance Co. International 144A 4.00% 8/15/26 #	200,000	196,620

		196,620

Brazil – 0.91%
Banco Nacional de Desenvolvimento Economico e Social 144A 4.75% 5/9/24 #	200,000	198,400

		198,400

Canada – 1.90%
First Quantum Minerals 144A 7.25% 4/1/23 #	200,000	206,750
St. Marys Cement 144A 5.75% 1/28/27 #	200,000	204,850

		411,600

Cayman Islands – 4.18%
Comcel Trust via Communicaciones Celulares 144A 6.875% 2/6/24 #	200,000	211,700
JD.com 3.125% 4/29/21	400,000	401,264
Petrobras Global Finance 6.75% 1/27/41	80,000	77,100
Vale Overseas
5.875% 6/10/21	100,000	109,375
6.25% 8/10/26	95,000	105,830

		905,269

Chile – 4.38%
AES Gener 144A 8.375% 12/18/73 #●	200,000	215,250
Cencosud 144A 6.625% 2/12/45 #	355,000	388,121
Corp Nacional del Cobre de Chile 144A 4.50% 8/1/47 #	220,000	218,097
Enel Americas 4.00% 10/25/26	125,000	126,094

		947,562

Colombia – 1.73%
Banco de Bogota 144A 4.375% 8/3/27 #	200,000	198,750
Ecopetrol
5.875% 9/18/23	50,000	55,189

12

	Principal amount°	Value (US $)

Corporate BondsΔ (continued)

Colombia (continued)
Ecopetrol
7.375% 9/18/43	110,000	$121,413

		375,352

Costa Rica – 1.13%
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #	235,000	244,400

		244,400

Curacao – 1.08%
SUAM Finance 144A 4.875% 4/17/24 #	220,000	233,750

		233,750

Georgia – 0.95%
BGEO Group 144A 6.00% 7/26/23 #	200,000	205,104

		205,104

India – 3.27%
Export-Import Bank of India 144A 3.375% 8/5/26 #	200,000	196,078
ICICI Bank 144A 4.00% 3/18/26 #	200,000	204,025
Vedanta Resources 144A 8.25% 6/7/21 #	275,000	308,000

		708,103

Indonesia – 3.86%
Pertamina Persero 144A 5.25% 5/23/21 #	200,000	216,686
Perusahaan Gas Negara Persero 144A 5.125% 5/16/24 #	200,000	216,820
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #	200,000	198,329
144A 5.25% 5/15/47 #	200,000	203,850

		835,685

Ireland – 2.99%
MMC Norilsk Nickel OJSC via MMC Finance 144A 4.10% 4/11/23 #	200,000	199,327
Mobile Telesystems OJSC via MTS International Funding 144A 5.00% 5/30/23 #	200,000	205,088
Phosagro OAO via Phosagro Bond Funding 144A 3.95% 11/3/21 #	240,000	242,227

		646,642

Jamaica – 1.65%
Digicel Group 144A 7.125% 4/1/22 #	400,000	357,000

		357,000

Kazakhstan – 1.84%
KazMunayGas National
144A 3.875% 4/19/22 #	200,000	199,284
144A 4.75% 4/19/27 #	200,000	199,211

		398,495

Luxembourg – 7.89%
Atento Luxco 1 144A 6.125% 8/10/22 #	180,000	182,629

Schedule of investments

Delaware Emerging Markets Debt Fund

	Principal amount°	Value (US $)

Corporate BondsΔ (continued)

Luxembourg (continued)
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	260,000	$262,996
Kernel Holding 144A 8.75% 1/31/22 #	220,000	240,222
MHP 144A 7.75% 5/10/24 #	200,000	207,500
Petrobras Global Finance 5.375% 1/27/21	170,000	175,100
Raizen Fuels Finance 144A 5.30% 1/20/27 #	225,000	231,750
Topaz Marine 144A 9.125% 7/26/22 #	200,000	199,375
VM Holding 144A 5.375% 5/4/27 #	200,000	208,000

		1,707,572

Mexico – 4.48%
BBVA Bancomer 6.50% 3/10/21	250,000	276,875
Becle 144A 3.75% 5/13/25 #	200,000	202,829
Petroleos Mexicanos
6.75% 9/21/47	140,000	147,728
144A 6.75% 9/21/47 #	125,000	131,900
Trust F/1401 144A 5.25% 1/30/26 #	200,000	210,250

		969,582

Morocco – 2.34%
OCP 144A 4.50% 10/22/25 #	500,000	505,930

		505,930

Netherlands – 9.15%
AES Andres 144A 7.95% 5/11/26 #	200,000	217,222
Equate Petrochemical 144A 3.00% 3/3/22 #	255,000	254,655
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	200,000	208,900
Myriad International Holdings
144A 4.85% 7/6/27 #	200,000	206,800
144A 5.50% 7/21/25 #	200,000	217,135
Petrobras Global Finance
7.25% 3/17/44	105,000	105,919
7.375% 1/17/27	130,000	141,115
VimpelCom Holdings
144A 4.95% 6/16/24 #	200,000	201,750
144A 5.95% 2/13/23 #	200,000	215,202
VTR Finance 144A 6.875% 1/15/24 #	200,000	213,750

		1,982,448

Republic of Korea – 1.43%
Woori Bank 144A 4.75% 4/30/24 #	295,000	310,024

		310,024

Singapore – 0.91%
BOC Aviation 144A 2.375% 9/15/21 #	200,000	196,728

		196,728

		Principal amount°	Value (US $)

Corporate BondsΔ (continued)

South Africa – 0.90%
Transnet SOC 144A 4.00% 7/26/22 #		200,000	$196,006

			196,006

Turkey – 4.16%
Akbank 144A 7.20% 3/16/27 #●		205,000	214,230
Export Credit Bank of Turkey 144A 5.375% 10/24/23 #		215,000	220,229
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #		210,000	224,300
Turkiye Is Bankasi 144A 7.00% 6/29/28 #●		240,000	242,531

			901,290

United States – 0.56%
Southern Copper 5.875% 4/23/45		110,000	121,868

			121,868

Total Corporate Bonds (cost $14,239,606)			14,752,230

Loan Agreement – 1.75%«
Republic of Angola (Unsecured) 7.57% 12/16/23		414,375	379,153

Total Loan Agreement (cost $414,375)			379,153

Regional Bonds – 2.14%Δ

Argentina – 2.14%
Provincia de Buenos Aires 144A 7.875% 6/15/27 #		150,000	153,476
Provincia de Cordoba
144A 7.125% 6/10/21 #		150,000	157,275
144A 7.125% 8/1/27 #		155,000	152,040

Total Regional Bonds (cost $464,086)			462,791

Sovereign Bonds – 22.96%Δ

Argentina – 2.32%
Argentine Bonos del Tesoro
16.00% 10/17/23	ARS	694,000	42,284
22.75% 3/5/18	ARS	800,000	49,445
Argentine Republic Government International Bond
5.625% 1/26/22		125,000	128,437
144A 7.125% 6/28/17 #		310,000	281,945

			502,111

Bahrain – 0.95%
Bahrain Government International Bond 144A 7.00% 10/12/28 #		200,000	206,025

			206,025

Schedule of investments Delaware Emerging Markets Debt Fund

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Bermuda – 0.94%
Bermuda Government International Bond 144A 3.717% 1/25/27 #		200,000	$202,734

			202,734

Bolivia – 0.90%
Bolivian Government International Bond 144A 4.50% 3/20/28 #		200,000	195,250

			195,250

Brazil – 1.02%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/25	BRL	682,000	220,648

			220,648

Chile – 1.39%
Bonos de la Tesoreria de la Republica en pesos 4.50% 3/1/21	CLP	185,000,000	300,437

			300,437

Colombia – 1.18%
Colombia Government International Bond 5.00% 6/15/45		250,000	254,875

			254,875

Croatia – 1.10%
Croatia Government International Bond 144A 5.50% 4/4/23 #		215,000	239,176

			239,176

Ecuador – 0.93%
Ecuador Government International Bond 144A 8.75% 6/2/23 #		200,000	200,500

			200,500

Egypt – 1.96%
Egypt Government International Bond
144A 6.125% 1/31/22 #		200,000	206,720
144A 8.50% 1/31/47 #		200,000	217,911

			424,631

Hungary – 0.53%
Hungary Government International Bond 5.75% 11/22/23		100,000	115,440

			115,440

Ivory Coast – 0.91%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		200,000	196,459

			196,459

Jordan – 1.17%
Jordan Government International Bond 144A 5.75% 1/31/27 #		255,000	254,022

			254,022

16

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Mexico – 0.08%
Mexican Bonos 6.50% 6/9/22	MXN	297,000	$16,527

			16,527

Nigeria – 1.53%
Nigeria Government International Bond 144A 7.875% 2/16/32 #		300,000	332,153

			332,153

Russia – 0.97%
Russian Foreign Bond – Eurobond 144A 4.75% 5/27/26 #		200,000	209,770

			209,770

South Africa – 0.43%
Republic of South Africa Government Bond 8.00% 1/31/30	ZAR	1,350,000	93,796

			93,796

Sri Lanka – 1.31%
Sri Lanka Government International Bond 144A 6.20% 5/11/27 #		275,000	283,938

			283,938

Turkey – 1.37%
Turkey Government Bond 8.00% 3/12/25	TRY	422,000	105,579
Turkey Government International Bond 3.25% 3/23/23		200,000	189,968

			295,547

Ukraine – 0.95%
Ukraine Government International Bond 144A 7.75% 9/1/22 #		200,000	205,500

			205,500

Uruguay – 1.02%
Uruguay Government International Bond 144A 9.875% 6/20/22 #	UYU	5,856,000	220,825

			220,825

Total Sovereign Bonds (cost $4,813,259)			4,970,364

Supranational Banks – 1.57%

Banque Ouest Africaine de Developpement 144A
5.00% 7/27/27 #		240,000	240,552
Inter-American Development Bank 6.25% 6/15/21	IDR	300,000,000	22,502
International Finance 6.30% 11/25/24	INR	4,910,000	77,777

Total Supranational Banks (cost $334,330)			340,831

Schedule of investments

Delaware Emerging Markets Debt Fund

	Number of contracts	Value (US $)

Options Purchased – 0.09%

Currency Call Option – 0.04%
USD vs JPY strike price JPY 109.00, expiration date 9/27/17 (BAML)	820,000	$8,776

		8,776

Currency Put Options – 0.05%
USD vs BRL strike price BRL 3.50, expiration date 9/27/17 (BAML)	410,000	793
USD vs KRW strike price KRW 1,160.00, expiration date 9/27/17 (BAML)	410,000	1,748
USD vs MXN strike price MXN 18.50, expiration date 9/27/17 (BAML)	410,000	3,243
USD vs MXN strike price MXN 19.00, expiration date 8/11/17 (BAML)	500,000	34
USD vs TRY strike price TRY 3.75, expiration date 9/27/17 (BAML)	410,000	1,970
USD vs TWD strike price TWD 30.50, expiration date 9/27/17 (BAML)	410,000	1,758

		9,546

Total Options Purchased (cost $47,352)		18,322

	Principal amount°
Short-Term Investments – 2.63%
Repurchase Agreements – 1.93%
Bank of America Merrill Lynch
0.97%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $76,670 (collateralized by US government obligations 0.125% 4/15/18; market value $78,201)	76,668	76,668
Bank of Montreal
0.90%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $191,675 (collateralized by US government obligations 0.00%–4.375% 1/11/18–8/15/40; market value $195,503)	191,670	191,670
BNP Paribas
1.04%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $150,666 (collateralized by US government obligations 0.00%–2.50% 10/12/17–8/15/46; market value $153,675)	150,662	150,662

		419,000

18

	Principal amount°	Value (US $)

Short-Term Investments (continued)

US Treasury Obligation – 0.70% ≠
US Treasury Bill 0.92% 8/3/17	150,597	$150,589

		150,589

Total Short-Term Investments (cost $569,590)		569,589

Total Value of Securities – 99.27% (cost $20,882,598)		$21,493,280

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2017, the aggregate value of Rule 144A securities was $16,943,631, which represents 78.25% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

«	Loan agreements generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more US banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Loan agreements may be subject to restrictions on resale. Stated rate in effect at July 31, 2017.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 11 in “ Security type / country and sector allocations.”

●	Variable rate security. Each rate shown is as of July 31, 2017. Interest rates reset periodically.

The following foreign currency exchange contracts and swap contract were outstanding at July 31, 20171:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
HSBC	INR	4,827,402	USD	(74,710)	9/1/17	$299
TD	ZAR	(46,202)	USD	3,543	9/1/17	58

						$357

Schedule of investments

Delaware Emerging Markets Debt Fund

Swap Contract

CDS Contract2

Counterparty	Swap Referenced Obligation	Notional Value[3]	Annual Protection Payments	Termination Date	Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)[4]
	Protection Purchased:
HSBC	CDX.EM.27[5]	570,000	1.00%	6/20/22	$29,736	$ (6,642)

The use of foreign currency exchange contracts and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A Credit Default Swap (CDS) contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in US dollars unless noted that the swap is denominated in another currency. 4Unrealized appreciation (depreciation) does not include periodic interest payments (receipts) on swap contracts accrued daily in the amount of $(665).

5Markit’s Emerging markets CDX Index, or the CDX.EM Index is composed of 15 sovereign issuers from the following countries: Argentina, Brazil, Chile, China, Colombia, Indonesia, Malaysia, Mexico, Panama, Peru, Philippines, Russia, South Africa, Turkey, and Venezuela, which have a S&P credit quality ratings CCC and above.

Summary of abbreviations:

ARS – Argentine Peso

BAML – Bank of America Merrill Lynch

BRL – Brazilian Real

CDX.EM – Credit Default Swap Index Emerging Markets

CLP – Chilean Peso

HSBC – Hong Kong Shanghai Bank

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

20

(continued)

Summary of abbreviations (continued):

KRW – South Korean Won

MXN – Mexican Peso

OJSC – Open Joint Stock Company

S&P – Standard & Poor’s Financial Services LLC

TD – Toronto Dominion Bank

TRY – Turkish Lira

TWD – Taiwan New Dollar

USD – US Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Emerging Markets Debt Fund	July 31, 2017

Assets:
Investments, at value[1]	$20,905,369
Short-term investments, at value[2]	569,589
Options purchased, at value[3]	18,322
Receivable for securities sold	657,610
Interest receivable	253,464
Cash	42,183
Receivable for fund shares sold	40,000
Upfront payments paid on credit default swap contracts	29,736
Foreign currencies, at value[4]	7,004
Unrealized appreciation on foreign currency exchange contracts	357

Total assets	22,523,634

Liabilities:
Payable for securities purchased	789,116
Audit and tax fees payable	45,188
Other accrued expenses	23,779
Unrealized depreciation on credit default swap contracts	6,642
Investment management fees payable to affiliates	5,764
Swaps payment payable	665
Dividend disbursing and transfer agent fees and expenses payable to affiliates	360
Accounting and administration expenses payable to affiliates	84
Trustees’ fees and expenses payable	52
Distribution fees payable to affiliates	27
Legal fees payable to affiliates	23
Reports and statements to shareholders expenses payable to affiliates	19
Deferred capital gains tax payable	11

Total liabilities	871,730

Total Net Assets	$21,651,904

Net Assets Consist of:
Paid-in capital	$20,924,415
Undistributed net investment income	56,892
Accumulated net realized gain	66,746
Net unrealized appreciation of investments	639,701
Net unrealized appreciation of foreign currencies	130
Net unrealized appreciation of foreign currency exchange contracts	357
Net unrealized depreciation of options purchased	(29,030)
Net unrealized depreciation of swap contracts	(7,307)

Total Net Assets	$21,651,904

22

Class A:
Net assets	$26,475
Shares of beneficial interest outstanding, unlimited authorization, no par	3,020
Net asset value per share	$8.77
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.18

Class C:
Net assets	$62,722
Shares of beneficial interest outstanding, unlimited authorization, no par	7,153
Net asset value per share	$8.77

Class R:
Net assets	$2,465
Shares of beneficial interest outstanding, unlimited authorization, no par	281
Net asset value per share	$8.77

Institutional Class:
Net assets	$21,560,242
Shares of beneficial interest outstanding, unlimited authorization, no par	2,456,150
Net asset value per share	$8.78

[1] Investments, at cost	$20,265,656
[2] Short-term investments, at cost	569,590
[3] Options purchased, at cost	47,352
[4] Foreign currencies, at cost	6,762

See accompanying notes, which are an integral part of the financial statements.

23

Statement of operations
Delaware Emerging Markets Debt Fund	Year ended July 31, 2017

Investment Income:
Interest	$1,125,699
Dividends	5,011

1,130,710

Expenses:
Management fees	153,633
Distribution expenses – Class A	32
Distribution expenses – Class C	84
Distribution expenses – Class R	12
Registration fees	58,813
Audit and tax fees	49,285
Reports and statements to shareholders expenses	22,047
Legal fees	21,088
Accounting and administration expenses	8,257
Dividend disbursing and transfer agent fees and expenses	6,338
Custodian fees	4,787
Trustees’ fees and expenses	984
Other	14,446

339,806
Less expenses waived	(134,832)
Less waived distribution expenses – Class A	(4)
Less waived distribution expenses – Class C	(16)
Less waived distribution expenses – Class R	(12)
Less expense paid indirectly	(1)

Total operating expenses	204,941

Net Investment Income	925,769

24

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$ 728,576
Foreign currencies	(10,556)
Foreign currency exchange contracts	69,741
Futures contracts	20,075
Options purchased	(4,240)
Swap contracts	(16,684)

Net realized gain	786,912

Net change in unrealized appreciation (depreciation) of:
Investments[2]	(45,159)
Foreign currencies	(887)
Foreign currency exchange contracts	1,896
Options purchased	(29,030)
Swap contracts	(7,307)

Net change in unrealized appreciation (depreciation)	(80,487)

Net Realized and Unrealized Gain	706,425

Net Increase in Net Assets Resulting from Operations	$1,632,194

[1]	Includes $2,117 capital gains taxes paid.

[2]	Includes ($820) capital gains taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

25

Statements of changes in net assets

Delaware Emerging Markets Debt Fund

	Year ended
	7/31/17	7/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$925,769	$815,892
Net realized gain (loss)	786,912	(85,028)
Net change in unrealized appreciation (depreciation)	(80,487)	668,592

Net increase in net assets resulting from operations	1,632,194	1,399,456

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(503)	(87)
Class C	(338)	(86)
Class R	(104)	(86)
Institutional Class	(911,292)	(755,933)

	(912,237)	(756,192)

Capital Share Transactions:
Proceeds from shares sold:
Class A	48,538	—
Class C	59,542	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	502	87
Class C	338	86
Class R	104	86
Institutional Class	911,292	755,933

	1,020,316	756,192

Cost of shares redeemed:
Class A	(25,345)	—

Increase in net assets derived from capital share transactions	994,971	756,192

Net Increase in Net Assets	1,714,928	1,399,456

Net Assets:
Beginning of year	19,936,976	18,537,520

End of year	$21,651,904	$19,936,976

Undistributed (distributions in excess of) net investment income	$56,892	$(2,321)

See accompanying notes, which are an integral part of the financial statements.

26

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Financial highlights

Delaware Emerging Markets Debt Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense.
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets excluding interest expense .
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

			9/30/13[1]
Year ended			to
7/31/17	7/31/16	7/31/15	7/31/14

$8.48	$8.21	$8.84	$8.50

0.37	0.36	0.37	0.32
0.29	0.24	(0.61)	0.34

0.66	0.60	(0.24)	0.66

(0.37)	(0.33)	(0.30)	(0.32)
—	—	(0.09)	—

(0.37)	(0.33)	(0.39)	(0.32)

$8.77	$8.48	$8.21	$8.84

8.03%	7.62%	(2.65% )	7.86%

$27	$3	$2	$2
1.22%	1.01%	1.08%	1.31%
1.22%	1.03%	1.14%	1.50%
1.91%	2.04%	2.03%	2.48%
4.30%	4.44%	4.46%	4.66%
4.30%	4.42%	4.40%	4.47%
3.61%	3.41%	3.51%	3.49%
154%	232%	288%	152%

29

Financial highlights

Delaware Emerging Markets Debt Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense.
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets excluding interest expense .
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended			9/30/13[1] to
7/31/17	7/31/16	7/31/15	7/31/14
$8.48	$8.22	$8.84	$8.50

0.32	0.36	0.37	0.27
0.32	0.23	(0.60)	0.33

0.64	0.59	(0.23)	0.60

(0.35)	(0.33)	(0.30)	(0.26)
—	—	(0.09)	—

(0.35)	(0.33)	(0.39)	(0.26)

$8.77	$8.48	$8.22	$8.84

7.74%	7.49%	(2.53% )	7.22%

$63	$2	$2	$2
1.81%	1.01%	1.08%	2.03%
1.81%	1.03%	1.14%	2.22%
2.66%	2.79%	2.78%	3.20%
3.71%	4.44%	4.46%	3.94%
3.71%	4.42%	4.40%	3.75%
2.86%	2.66%	2.76%	2.77%
154%	232%	288%	152%

31

Financial highlights

Delaware Emerging Markets Debt Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

32

			9/30/13[1]
	Year ended		to

7/31/17	7/31/16	7/31/15	7/31/14

$8.48	$8.22	$8.84	$8.50

0.39	0.36	0.37	0.31
0.28	0.23	(0.60)	0.33

0.67	0.59	(0.23)	0.64

(0.38)	(0.33)	(0.30)	(0.30)
—	—	(0.09)	—

(0.38)	(0.33)	(0.39)	(0.30)

$8.77	$8.48	$8.22	$8.84

8.13%	7.49%	(2.53% )	7.64%

$2	$2	$2	$2
1.00%	1.01%	1.08%	1.55%
1.00%	1.03%	1.14%	1.74%
2.16%	2.29%	2.28%	2.72%
4.52%	4.44%	4.46%	4.42%
4.52%	4.42%	4.40%	4.23%
3.36%	3.16%	3.26%	3.25%
154%	232%	288%	152%

33

Financial highlights

Delaware Emerging Markets Debt Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

34

			9/30/13[1]
	Year ended		to

7/31/17	7/31/16	7/31/15	7/31/14

$8.48	$8.22	$8.84	$8.50

0.39	0.36	0.37	0.34
0.29	0.23	(0.60)	0.33

0.68	0.59	(0.23)	0.67

(0.38)	(0.33)	(0.30)	(0.33)
—	—	(0.09)	—

(0.38)	(0.33)	(0.39)	(0.33)

$8.78	$8.48	$8.22	$8.84

8.25%	7.49%	(2.53% )	8.08%

$21,560	$19,930	$18,532	$19,020
1.00%	1.01%	1.08%	1.07%
1.00%	1.03%	1.14%	1.26%
1.66%	1.79%	1.78%	2.24%
4.52%	4.44%	4.46%	4.90%
4.52%	4.42%	4.40%	4.71%
3.86%	3.66%	3.76%	3.73%
154%	232%	288%	152%

35

Notes to financial statements
Delaware Emerging Markets Debt Fund	July 31, 2017

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Strategic Income Fund (formerly, Delaware Core Plus Bond Fund) and Delaware Emerging Markets Debt Fund. These financial statements and the related notes pertain to Delaware Emerging Markets Debt Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to primarily seek current income and secondarily capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair

36

valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended July 31, 2017 and for all open tax years (years ended July 31, 2014–July 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended July 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2017 and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) attributable to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for

37

Notes to financial statements
Delaware Emerging Markets Debt Fund

1. Significant Accounting Policies (continued)

investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2017.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended July 31, 2017, the Fund earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to limit annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), to 1.00% of average daily net assets of the Fund from Aug. 1, 2016 through July 31, 2017.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and

38

expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund and may be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. For the year ended July 31, 2017, the Fund was charged $955 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2017, the Fund was charged $4,100 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual distribution and service (12b-1) fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Prior to March 22, 2017, DDLP agreed to voluntarily suspend the 12b-1 fee for Class A, Class C, and Class R shares. Effective March 22, 2017, the voluntary suspension was discontinued for Class A and Class C shares. The suspension of the 12b-1 fee remains in effect for the Class R shares and will continue while the Fund is not broadly distributed. Institutional Class shares pay no 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2017, the Fund was charged $410 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2017, DDLP earned less than $1 in commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2017, DDLP received no gross CDSC commissions on redemption of the Fund’s Class A and Class C shares.

39

Notes to financial statements
Delaware Emerging Markets Debt Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended July 31, 2017, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended July 31, 2017, the Fund engaged in securities sales of $185,446, which resulted in net realized gains of $18.

* The aggregate contractual waiver period covering this report is from Nov. 27, 2015 through Nov. 28, 2017.

3. Investments

For the year ended July 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$31,630,181
Sales	29,988,355

At July 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$20,886,945

Aggregate unrealized appreciation of investments	$715,436
Aggregate unrealized depreciation of investments	(109,101)

Net unrealized appreciation of investments	$606,335

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

40

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2017:

Securities	Level 2	Level 3	Total
Assets:
Corporate Debt	$14,752,230	$—	$14,752,230
Foreign Debt	5,773,986	—	5,773,986
Loan Agreement	—	379,153	379,153
Options Purchased	18,322	—	18,322
Short-Term Investments	569,589	—	569,589

Total Value of Securities	$21,114,127	$379,153	$21,493,280

Derivatives:
Foreign Currency Exchange Contracts	$357	$—	$357
Swap Contract	(6,642)	—	(6,642)

During the year ended July 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in significantly lower or higher value of such Level 3

41

Notes to financial statements
Delaware Emerging Markets Debt Fund

3. Investments (continued)

investments. The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Loan Agreement
Balance as of 7/31/16	$418,359
Net change in unrealized appreciation (depreciation)	24,544
Sales	(63,750)
Balance as of 7/31/17	$379,153
Net change in unrealized appreciation (depreciation) from investments still held at the end of the period	$ 24,544

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2017 and 2016 was as follows:

	Year ended
	7/31/17	7/31/16
Ordinary income	$912,237	$756,192

5. Components of Net Assets on a Tax Basis

As of July 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$20,924,415
Undistributed ordinary income	121,035
Unrealized appreciation of investments and foreign currencies	606,454

Net assets	$21,651,904

The differences between book basis and tax basis components of the net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of straddle losses, mark-to-market of forward foreign currency contracts, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, foreign capital gains tax, and CDS swaps. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2017, the Fund recorded the following reclassifications:

Undistributed net investment income	$45,681
Accumulated net realized gain	(45,681)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2017, the Fund utilized $672,041 of capital loss carryforwards.

42

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for the tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At July 31, 2017, the Fund had no capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/17	7/31/16
Shares sold:
Class A	5,621	—
Class C	6,846	—

Shares issued upon reinvestment of dividends and distributions:
Class A	58	11
Class C	39	11
Class R	12	11
Institutional Class	106,879	94,559

	119,455	94,592

Shares redeemed:
Class A	(2,929)	—

Net increase	116,526	94,592

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of July 31, 2017 or at any time during the year then ended.

43

Notes to financial statements
Delaware Emerging Markets Debt Fund

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended July 31, 2017, the Fund used foreign currency exchange contracts and cross currency exchange contracts to hedge the US dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the

44

futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at July 31, 2017.

During the year ended July 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options written were outstanding at July 31, 2017.

There were no transactions in options written during the year ended July 31, 2017.

During the year ended July 31, 2017, the Fund used options purchased contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and to manage the Fund’s exposure to changes in foreign currencies.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or at least Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an

45

Notes to financial statements
Delaware Emerging Markets Debt Fund

8. Derivatives (continued)

index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2017, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended July 31, 2017, the Fund did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2017, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

46

Fair value of derivative instruments as of July 31, 2017 was as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$ 357	$ —	$ 357
Upfront payments paid on credit default swap contracts	—	29,736	29,736
Options purchased, at value	18,322	—	18,322

Total	$18,679	$29,736	$48,415

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Credit Contracts	Total
Unrealized depreciation on credit default swap contracts	$(6,642)	$(6,642)

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2017 was as follows:

			Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts		Futures Contracts		Options Purchased		Swap Contracts		Total
Currency contracts	$69,741		$—		$(4,240)		$—		$65,501
Interest rate contracts	—		20,075		—		—		20,075
Credit contracts	—		—		—		(16,684)		(16,684)

Total	$69,741		$20,075		$(4,240)		$(16,684)		$68,892

				Net Change in Unrealized Appreciation (Depreciation) of:
		Foreign Currency Exchange Contracts		Options Purchased		Swap Contracts		Total
Currency contracts		$1,896		$(29,030)		$ —		$(27,134)
Credit contracts		—		—		(7,307)		(7,307)

Total		$1,896		$(29,030)		$(7,307)		$(34,441)

Notes to financial statements
Delaware Emerging Markets Debt Fund

8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$231,849	$153,729
Futures contracts (average notional value)	—	245,371
Options contracts (average notional value)	3,589	—
CDS contracts (average notional value)*	350,595	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

48

At July 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivatives Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$2,155	$(31,185)	$(29,030)
HSBC	299	(6,642)	(6,343)
Toronto Dominion Bank	58	—	58
Total	$2,512	$(37,827)	$(35,315)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$(29,030)	$—	$—	$—	$—	$(29,030)
HSBC	(6,343)	—	—	—	—	(6,343)
Toronto Dominion Bank	58	—	—	—	—	58
Total	$(35,315)	$—	$—	$—	$—	$(35,315)

(a) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 76,668	$ (76,668)	$—	$ (76,668)	$—
Bank of Montreal	191,670	(191,670)	—	(191,670)	—
BNP Paribas	150,662	(150,662)	—	(150,662)	—
Total	$419,000	$(419,000)	$—	$(419,000)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of July 31, 2017.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial

Notes to financial statements
Delaware Emerging Markets Debt Fund

10. Securities Lending (continued)

collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2017, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

50

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield, fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make

Notes to financial statements
Delaware Emerging Markets Debt Fund

11. Credit and Market Risk (continued)

them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although it is still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are materially consistent with the Fund’s current financial statement presentation and expects that the Fund will comply with the Rule’s Regulation S-X amendments by the Aug. 1, 2017 compliance date.

14. Subsequent Events

From Sept. 1, 2017, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (the “Total Fee”). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2017 that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund

and the Shareholders of Delaware Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware Emerging Markets Debt Fund (one of the series constituting Delaware Group® Government Fund, hereafter referred to as the “Fund”) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 18, 2017

Other Fund information (Unaudited)

Delaware Emerging Markets Debt Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2017, certain interest income paid by the Fund determined to be Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended July 31, 2017, the Fund reported maximum distributions of Short-Term Capital Gains of $69,190.

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Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

56

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	62	None
(March 2004–Present)

Chief Executive Officer,	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]

Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

57

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

58

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

59

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

60

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director —HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees —
and Vice President		Okabena Company
and Treasurer		(2009–2014)
(July 1995–January 2003) — 3M Company

David F. Connor has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Richard Salus has served	62	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

61

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware FundsSM

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Emerging Markets Debt Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

62

Annual report

Fixed income mutual fund

Delaware Strategic Income Fund

(formerly, Delaware Core Plus Bond Fund)

July 31, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds by Macquarie is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds by Macquarie or obtain a prospectus for Delaware Strategic Income Fund at delawarefunds.com/literature.

Manage your investments online

●	Check your account balance and recent transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the registered investment advisers including Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Bank International Limited, Macquarie Investment Management Europe Limited, Macquarie Investment Management Limited, and Macquarie Capital Investment Management, Inc.

The Funds are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2017 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review
Delaware Strategic Income Fund	August 8, 2017

Performance preview (for the year ended July 31, 2017)
Delaware Strategic Income Fund (Institutional Class shares)	1-year return	+1.99%
Delaware Strategic Income Fund (Class A shares)	1-year return	+1.73%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	-0.51%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Strategic Income Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Effective Jan. 31, 2017, the investment strategies for Delaware Core Plus Bond Fund changed and the Fund was repositioned as a strategic income fund. In connection with the repositioning, the Fund’s name changed to Delaware Strategic Income Fund. These changes may have resulted in higher portfolio turnover during the repositioning. Please see the Fund’s prospectus for more information.

Central banks continued to play a pivotal role in financial markets during the Fund’s fiscal year ended July 31, 2017, with the US Federal Reserve’s monetary policy diverging from those of the European Central Bank (ECB) and the Bank of Japan. In 2016, the ECB expanded its quantitative easing program into purchasing corporate bonds, creating a global hunt for yield that resulted in additional demand for US bonds, which offered higher returns. Similarly, 0% rates in Japan, where quantitative easing continued unabated, also drove currency from Asia into US markets. The political environment was positive for market performance during the fiscal year, despite some surprises. After a brief spell of Brexit-related volatility in the summer of 2016, the stock market and riskier assets rebounded with strength, supported largely by confidence that, if needed, central banks would help maintain market stability. The rally continued up to the November 2016 US presidential election and its unexpected outcome.

Halfway through the fiscal

year, we changed the

Fund’s overall strategy and

focus from core plus to

strategic income. The new

strategy is more

differentiated and income-

focused, with a secondary

quest for capital

appreciation. The change

was part of an effort to

offer investors more

opportunity to address risk.

1

Portfolio management review
Delaware Strategic Income Fund

After an overnight post-election selloff, markets rebounded as investors seemed more optimistic that President Trump’s pro-growth agenda would include tax cuts, infrastructure spending, tax repatriation, and healthcare reform. However, as the fiscal year progressed, the Trump administration’s legislative agenda faltered, leading investors, in our opinion, to lower their expectations for rapid, substantive results.

Within the Fund

For the fiscal year ended July 31, 2017, Delaware Strategic Income Fund outperformed its benchmark, the Bloomberg Barclays US Aggregate Index. The Fund’s Institutional Class shares returned +1.99%. The Fund’s Class A shares returned +1.73% at net asset value and -2.81% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Bloomberg Barclays US Aggregate Index returned -0.51%. For complete, annualized performance of Delaware Strategic Income Fund, please see the table on page 4.

Halfway through the fiscal year, we changed the Fund’s overall strategy and focus from core plus to strategic income. The new strategy’s primary investment objective is income, with a secondary quest for capital appreciation. The change was part of an effort to offer investors additional investment opportunities that may provide more income in what continues to be a low yield environment.

A significant contributor to the Fund’s relative outperformance was a major underweight to US Treasurys, which returned -2.55%. The Fund had an average allocation of just 1% to Treasurys versus 36% in the benchmark. Much of those assets were redeployed in what we viewed as the stronger-performing credit and “plus” (out of benchmark) sectors, where the Fund benefited from solid security selection and an overweight to the investment grade credit sector, with an average allocation of 36% versus 31% in the benchmark. Within investment grade bonds, the Fund focused down in capital structures, particularly financials, where risks were still modest, in our opinion.

Overall, the Fund’s high-grade credit holdings returned 2.28%, nearly doubling the benchmark’s 1.26% gain. High-grade financial securities, returning about 4.40%, boosted the Fund’s results significantly, due to an overweight and security selection. The Fund received a bonus when PNC non-cumulated preferred securities were called, resulting in double-digit returns. The Fund also gained from solid security selection in high-grade utilities, which generated a 1.6% return compared with a negative return in the benchmark. Emera, an energy and services’ company, and ComEd Financing, a Commonwealth Edison special holding company, also contributed to the Fund’s returns.

The Fund’s out-of-benchmark components performed relatively well. High yield credit gained 8.68% versus the benchmark’s negative return. This generated close to half of the portfolio’s overall excess return relative to the benchmark. Strong-performing issuers included equipment rentals company United Rentals and oil and gas company Halcón Resources. Emerging markets, to which the portfolio allocated an average of 8% during the fiscal year, also generally performed well. Contributors included Brazilian pulp and paper manufacturer Suzano, which had double-digit returns; wireless provider Digicel; and Brazilian petroleum multinational Petrobras.An allocation to bank loans, another plus component, also added to the Fund’s performance with lower-rated loans outperforming higher quality. Down-in-quality bank loan securities significantly contributed to performance for the Fund. The portfolio’s average allocations to these higher yielding sectors rose as the Fund transitioned into a strategic income fund, bringing the portfolio’s average quality down as we sourced additional

2

income. The fiscal year ended with significantly higher allocations to these areas.

Although in our view, structured products were less important to the Fund than credit holdings, the Fund benefited from solid security selection and an underweight in mortgage-backed securities (MBS). Contributions came from out-of-benchmark collateralized mortgage obligation (CMO) holdings, both agency and whole loan CMOs, that produced higher returns than fixed-rate agency CMOs and the overall benchmark.

Certain financial sector securities detracted modestly from the Fund’s performance during the fiscal year due to changes in interest rates. Within banking, rising interest rates led to negative returns for both the The Bank of New York Mellon and State Street, which was sold during the year. Additionally, medical-device manufacturer, Zimmer Biomet, was sold on concerns about its relative value and rising volatility related to uncertainty about healthcare reform and the potential effect on the industry. Bonds of the lower-rated beauty and personal care products company, Revlon Consumer Products, were sold at a loss as the company experienced weak results in its mass retail market. The Fund’s industrials holdings underperformed their benchmark peers.

We believe central bank policy shifts in the coming months should continue to be a key focus. In our view, the ECB could phase out bond purchases, while the Fed is likely to begin to reduce the size of its balance sheet by slowing the reinvestment program of both MBS and US Treasury products. We see mixed signals regarding credit, with improving corporate fundamentals inspiring greater confidence while valuations become more stretched. Inflationary pressures will likely remain elusive but we must continue to monitor the labor market for signs of wage pressures.

With these policies in mind, we see both areas of opportunity and idiosyncratic risks in a low-volatility market where risk premiums are priced through their long-term historical averages. The heightened risk, in our opinion, is that disappointing news could have a larger-than-normal effect on price performance, underscoring the importance of research-based, bottom-up (bond by bond) security selection.

A note about derivatives

The Fund used four types of derivatives during the fiscal year: futures, currency exchange contracts, options, and swaps. The Fund used futures and interest rate swaps to manage interest rate risk and to gain exposure to certain markets. The Fund also used currency exchange contracts to hedge the US dollar value of foreign currency securities. The Fund had very limited use of options, primarily to manage foreign-currency or interest rate-driven volatility. We used credit default swaps to manage the Fund’s credit exposure. None of these derivatives had a material effect on the Fund’s performance (that is, it amounted to less than 0.50 percentage points) although the Fund’s use of futures detracted modestly.

3

Performance summary
Delaware Strategic Income Fund	July 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current for the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. Aug. 16, 1985)
Excluding sales charge	+1.73%	+2.29%	+5.25%	+5.91%
Including sales charge	-2.81%	+1.36%	+4.77%	+5.76%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+0.97%	+1.53%	+4.47%	+4.32%
Including sales charge	-0.01%	+1.53%	+4.47%	+4.32%
Class R (Est. June 2, 2003)
Excluding sales charge	+1.48%	+2.04%	+5.02%	+4.06%
Including sales charge	+1.48%	+2.04%	+5.02%	+4.06%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+1.99%	+2.55%	+5.52%	+5.42%
Including sales charge	+1.99%	+2.55%	+5.52%	+5.42%
Bloomberg Barclays US Aggregate Index	-0.51%	+2.02%	+4.44%	+5.61%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

4

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Investments in mortgage-backed securities (MBS) may involve risks. MBS represent an ownership interest in a pool of mortgage loans. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates.

Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher trading costs and tax liability.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have

5

Performance summary
Delaware Strategic Income Fund

many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.65% of the Fund’s average daily net assets during the period from Aug. 1, 2016 through July 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.21%	1.96%	1.46%	0.96%
Net expenses (including fee waivers, if any)	0.90%	1.65%	1.15%	0.65%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Nov. 27, 2015, through Jan. 31, 2018.

6

Performance of a $10,000 investment1

Average annual total returns from July 31, 2007, through July 31, 2017

For period beginning July 31, 2007, through July 31, 2017	Starting value	Ending value
Delaware Strategic Income Fund — Institutional Class shares	$10,000	$17,115
Delaware Strategic Income Fund — Class A shares	$9,550	$15,933
Bloomberg Barclays US Aggregate Index	$10,000	$15,435

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2007, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of July 31, 2007. The Bloomberg Barclays US Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, US government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEGGX	246094205
Class C	DUGCX	246094700
Class R	DUGRX	246094809
Institutional Class	DUGIX	246094502

7

Disclosure of Fund expenses
For the six-month period from February 1, 2017 to July 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2017 to July 31, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Strategic Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Annualized Expense Ratio	Expenses Paid During Period 2/1/17 to 7/31/17*

Actual Fund return†
Class A	$1,000.00	$1,042.90	0.90%	$4.56
Class C	1,000.00	1,039.10	1.65%	8.34
Class R	1,000.00	1,041.60	1.15%	5.82
Institutional Class	1,000.00	1,044.20	0.65%	3.29

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.33	0.90%	$4.51
Class C	1,000.00	1,016.61	1.65%	8.25
Class R	1,000.00	1,019.09	1.15%	5.76
Institutional Class	1,000.00	1,021.57	0.65%	3.26

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation

Delaware Strategic Income Fund	As of July 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	8.14%
Agency Commercial Mortgage-Backed Securities	1.61%
Agency Mortgage-Backed Securities	5.05%
Collateralized Debt Obligations	1.36%
Convertible Bond	0.03%
Corporate Bonds	61.93%
Banking	10.00%
Basic Industry	6.26%
Brokerage	1.38%
Capital Goods	5.71%
Communications	9.08%
Consumer Cyclical	4.13%
Consumer Non-Cyclical	6.51%
Electric	3.02%
Energy	10.09%
Finance Companies	1.22%
Insurance	0.94%
Natural Gas	0.29%
REITs	1.32%
Technology	1.53%
Transportation	0.45%
Municipal Bonds	2.19%
Non-Agency Asset-Backed Securities	0.69%
Non-Agency Collateralized Mortgage Obligations	2.42%
Non-Agency Commercial Mortgage-Backed Securities	5.90%
Regional Bond	0.16%
Loan Agreements	1.72%
Sovereign Bonds	5.10%
Supranational Banks	0.83%
US Treasury Obligation	0.05%
Convertible Preferred Stock	0.03%
Preferred Stock	2.02%
Options Purchased	0.00%
Short-Term Investments	0.68%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

10

Schedule of investments
Delaware Strategic Income Fund	July 31, 2017

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations – 8.14%

Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 4.082% 11/25/29●	65,000	$67,212
Series 2017-C05 1M2 3.424% 1/25/30 ●	70,000	69,936
Fannie Mae Grantor Trust
Series 2002-T1 A2 7.00% 11/25/31	31,531	37,343
Fannie Mae Interest Strip
Series 35 2 12.00% 7/25/18	1,656	1,708
Series 419 C3 3.00% 11/25/43 S	71,949	13,985
Fannie Mae REMIC Trust
Series 2002-W1 2A 7.50% 2/25/42●	41,024	46,529
Fannie Mae REMICs
Series 1988-15 A 9.00% 6/25/18	17	17
Series 1996-46 ZA 7.50% 11/25/26	28,655	33,104
Series 2002-83 GH 5.00% 12/25/17	5,110	5,122
Series 2005-70 PA 5.50% 8/25/35	7,509	8,485
Series 2008-15 SB 5.368% 8/25/36 S●	20,764	3,924
Series 2010-129 SM 4.768% 11/25/40 S●	131,673	21,176
Series 2012-115 MI 3.50% 3/25/42 S	55,117	6,902
Series 2012-118 AI 3.50% 11/25/37 S	126,536	16,580
Series 2012-122 SD 4.868% 11/25/42 S●	254,136	50,590
Series 2012-137 WI 3.50% 12/25/32 S	4,047,710	659,073
Series 2012-139 NS 5.468% 12/25/42 S ●	2,476,001	607,759
Series 2013-7 EI 3.00% 10/25/40 S	106,398	13,971
Series 2013-26 ID 3.00% 4/25/33 S	189,560	27,082
Series 2013-38 AI 3.00% 4/25/33 S	180,255	25,576
Series 2013-41 HI 3.00% 2/25/33 S	157,623	16,902
Series 2013-43 IX 4.00% 5/25/43 S	550,646	131,064
Series 2013-44 DI 3.00% 5/25/33 S	569,390	81,696
Series 2013-45 PI 3.00% 5/25/33 S	60,940	8,668
Series 2013-55 AI 3.00% 6/25/33 S	229,601	33,229
Series 2013-103 SK 4.688% 10/25/43 S●	208,485	48,255
Series 2014-64 IT 3.50% 6/25/41 S	48,805	5,368
Series 2014-68 BS 4.918% 11/25/44 S●	186,933	39,411
Series 2014-90 SA 4.918% 1/25/45 S●	3,484,994	678,970
Series 2015-27 SA 5.218% 5/25/45 S●	70,691	13,893
Series 2015-44 Z 3.00% 9/25/43	203,303	198,663
Series 2015-66 ID 3.50% 5/25/42 S	255,117	41,134
Series 2015-89 AZ 3.50% 12/25/45	20,140	19,611
Series 2015-95 SH 4.768% 1/25/46 S●	183,141	42,351
Series 2016-6 AI 3.50% 4/25/34 S	122,321	15,496
Series 2016-33 DI 3.50% 6/25/36 S	279,431	41,645
Series 2016-36 SB 4.768% 3/25/43 S●	89,436	15,269
Series 2016-40 IO 3.50% 7/25/36 S	78,746	12,112

11

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2016-40 ZC 3.00% 7/25/46	38,221	$35,413
Series 2016-50 IB 3.00% 2/25/46 S	94,586	13,750
Series 2016-55 SK 4.768% 8/25/46 S●	149,184	34,629
Series 2016-62 SA 4.768% 9/25/46 S●	295,383	71,490
Series 2016-64 CI 3.50% 7/25/43 S	120,111	17,356
Series 2016-74 GS 4.768% 10/25/46 S●	94,389	23,581
Series 2016-79 JS 4.818% 11/25/46 S●	187,829	41,776
Series 2016-83 PI 3.50% 7/25/45 S	93,297	15,923
Series 2016-99 DI 3.50% 1/25/46 S	96,939	16,467
Series 2017-4 AI 3.50% 5/25/41 S	127,486	15,719
Series 2017-4 BI 3.50% 5/25/41 S	93,364	12,159
Series 2017-8 BZ 3.00% 2/25/47	126,887	117,096
Series 2017-8 SG 4.768% 2/25/47 S●	220,054	50,133
Series 2017-12 JI 3.50% 5/25/40 S	93,328	12,369
Series 2017-15 NZ 3.50% 3/25/47	22,323	22,081
Series 2017-16 SM 4.818% 3/25/47 S●	261,746	57,888
Series 2017-21 ZD 3.50% 4/25/47	39,457	38,817
Series 2017-25 BL 3.00% 4/25/47	16,000	14,642
Series 2017-25 GS 5.468% 4/25/47 S●	275,691	43,268
Series 2017-45 JZ 3.00% 6/25/47	12,060	10,444
Series 2017-45 ZK 3.50% 6/25/47	25,146	24,846
Series 2017-46 JI 3.50% 1/25/43 S	136,096	16,598
Series 2017-46 VG 3.50% 4/25/38	21,000	21,744
Freddie Mac REMICs
Series 3656 PM 5.00% 4/15/40	548,247	603,729
Series 3939 EI 3.00% 3/15/26 S	117,973	7,756
Series 4050 EI 4.00% 2/15/39 S	158,546	17,707
Series 4100 EI 3.00% 8/15/27 S	1,220,332	120,113
Series 4101 WI 3.50% 8/15/32 S	71,403	10,309
Series 4109 AI 3.00% 7/15/31 S	355,850	40,820
Series 4120 IK 3.00% 10/15/32 S	284,927	40,173
Series 4135 AI 3.50% 11/15/42 S	119,270	24,380
Series 4146 IA 3.50% 12/15/32 S	150,015	23,584
Series 4150 UI 3.50% 8/15/32 S	126,966	13,807
Series 4159 KS 4.924% 1/15/43 S●	133,660	30,425
Series 4181 DI 2.50% 3/15/33 S	95,406	11,907
Series 4184 GS 4.894% 3/15/43 S●	154,097	34,416
Series 4185 LI 3.00% 3/15/33 S	141,662	20,285
Series 4191 CI 3.00% 4/15/33 S	63,073	9,050
Series 4435 DY 3.00% 2/15/35	162,000	163,159
Series 4494 SA 4.954% 7/15/45 S●	74,992	16,784
Series 4504 IO 3.50% 5/15/42 S	63,701	6,752

12

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4527 CI 3.50% 2/15/44 S	155,752	$26,452
Series 4543 HI 3.00% 4/15/44 S	82,137	13,035
Series 4581 LI 3.00% 5/15/36 S	82,922	11,586
Series 4594 SG 4.774% 6/15/46 S●	413,902	97,152
Series 4614 HB 2.50% 9/15/46	77,000	70,077
Series 4623 LZ 2.50% 10/15/46	66,229	57,752
Series 4623 MW 2.50% 10/15/46	75,000	68,982
Series 4625 BI 3.50% 6/15/46 S	266,300	55,370
Series 4625 PZ 3.00% 6/15/46	30,682	29,054
Series 4631 GS 4.774% 11/15/46 S●	332,029	69,984
Series 4631 LJ 3.00% 3/15/41	17,000	16,891
Series 4636 NZ 3.00% 12/15/46	85,481	81,663
Series 4644 GI 3.50% 5/15/40 S	95,535	14,946
Series 4648 MZ 3.00% 6/15/46	15,226	14,506
Series 4648 ND 3.00% 9/15/46	10,000	9,671
Series 4650 JE 3.00% 7/15/46	12,000	11,593
Series 4655 WI 3.50% 8/15/43 S	96,554	15,949
Series 4657 NW 3.00% 4/15/45	16,000	15,906
Series 4657 PS 4.774% 2/15/47 S●	192,743	42,560
Series 4663 HZ 3.50% 3/15/47	16,187	15,732
Series 4665 NI 3.50% 7/15/41 S	375,420	48,992
Series 4675 KS 4.774% 4/15/47 S●	136,585	32,434
Freddie Mac Strips
Series 267 S5 4.774% 8/15/42 S●	197,804	41,457
Series 299 S1 4.774% 1/15/43 S●	150,410	29,845
Series 319 S2 4.774% 11/15/43 S●	70,469	15,745
Series 326 S2 4.724% 3/15/44 S●	101,750	19,423
Series 337 S1 4.824% 9/15/44 S●	103,399	23,858
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 4.482% 7/25/29●	250,000	265,592
Freddie Mac Structured Pass Through Certificates
Series T-42 A5 7.50% 2/25/42 ◆	17,356	20,256
GNMA
Series 2012-136 MX 2.00% 11/20/42	30,000	27,554
Series 2013-113 AZ 3.00% 8/20/43	209,160	202,654
Series 2013-113 LY 3.00% 5/20/43	22,000	22,021
Series 2015-64 GZ 2.00% 5/20/45	81,451	68,698
Series 2015-74 CI 3.00% 10/16/39 S	148,017	20,881
Series 2015-133 AL 3.00% 5/20/45	214,000	209,443
Series 2015-142 AI 4.00% 2/20/44 S	61,694	7,988
Series 2016-108 SK 4.822% 8/20/46 S●	210,255	49,384
Series 2016-111 PB 2.50% 8/20/46	74,000	67,835

13

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2016-116 GI 3.50% 11/20/44 S	261,247	$41,655
Series 2016-118 DI 3.50% 3/20/43 S	589,289	92,829
Series 2016-118 ES 4.872% 9/20/46 S●	113,232	26,647
Series 2016-120 AS 4.872% 9/20/46 S●	225,857	55,108
Series 2016-120 NS 4.872% 9/20/46 S●	300,499	74,630
Series 2016-121 JS 4.872% 9/20/46 S●	212,267	50,824
Series 2016-126 NS 4.872% 9/20/46 S●	130,948	30,649
Series 2016-134 MW 3.00% 10/20/46	12,000	12,205
Series 2016-147 ST 4.822% 10/20/46 S●	130,720	30,657
Series 2016-149 GI 4.00% 11/20/46 S	96,985	21,606
Series 2016-156 PB 2.00% 11/20/46	46,000	37,948
Series 2016-160 GI 3.50% 11/20/46 S	179,340	42,342
Series 2016-163 XI 3.00% 10/20/46 S	207,601	28,849
Series 2016-171 IP 3.00% 3/20/46 S	159,290	25,382
Series 2017-4 BW 3.00% 1/20/47	12,000	11,482
Series 2017-10 IB 4.00% 1/20/47 S	162,490	39,589
Series 2017-10 KZ 3.00% 1/20/47	15,226	14,105
Series 2017-18 IQ 4.00% 12/16/43 S	97,431	18,650
Series 2017-18 QS 4.874% 2/16/47 S●	147,552	33,683
Series 2017-34 DY 3.50% 3/20/47	20,000	20,039
Series 2017-56 JZ 3.00% 4/20/47	30,226	28,354
Series 2017-107 QZ 3.00% 8/20/45	21,000	20,018
Series 2017-114 IK 4.00% 10/20/44 S	205,000	44,870

Total Agency Collateralized Mortgage Obligations (cost $7,994,710)		7,798,198

Agency Commercial Mortgage-Backed Securities – 1.61%

Freddie Mac Multifamily Structured Pass Through
Certificates
Series K719 A1 2.53% 12/25/21 ◆	56,676	57,662
Series KS03 A4 3.161% 5/25/25 ◆●	110,000	113,990
FREMF Mortgage Trust
Series 2010-K7 B 144A 5.50% 4/25/20 #●	95,000	102,416
Series 2011-K12 B 144A 4.344% 1/25/46 #●	80,000	84,766
Series 2011-K14 B 144A 5.167% 2/25/47 #●	50,000	54,592
Series 2011-K15 B 144A 4.948% 8/25/44 #●	135,000	146,878
Series 2011-K704 B 144A 4.536% 10/25/30 #●	80,000	81,729
Series 2012-K18 B 144A 4.255% 1/25/45 #●	55,000	58,366
Series 2012-K22 B 144A 3.686% 8/25/45 #●	190,000	197,538
Series 2012-K23 B 144A 3.655% 10/25/45 #●	100,000	104,349
Series 2012-K708 B 144A 3.751% 2/25/45 #●	110,000	112,343
Series 2013-K32 B 144A 3.537% 10/25/46 #●	100,000	103,602
Series 2013-K33 B 144A 3.502% 8/25/46 #●	120,000	123,941

14

	Principal amount°	Value (US $)

Agency Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2013-K712 B 144A 3.365% 5/25/45 #●	60,000	$61,303
Series 2013-K713 B 144A 3.165% 4/25/46 #●	35,000	35,665
Series 2013-K713 C 144A 3.165% 4/25/46 #●	105,000	105,738

Total Agency Commercial Mortgage-Backed Securities (cost $1,543,434)		1,544,878

Agency Mortgage-Backed Securities – 5.05%

Fannie Mae
10.50% 6/1/30	9,725	9,879
Fannie Mae S.F. 30 yr
4.50% 9/1/39	16,206	17,597
4.50% 1/1/40	427,654	464,493
4.50% 8/1/40	16,783	18,155
4.50% 8/1/42	781,803	848,846
4.50% 10/1/44	12,080	13,150
4.50% 3/1/46	20,424	22,155
5.50% 11/1/34	3,221	3,600
5.50% 8/1/37	15,515	17,367
5.50% 6/1/39	44,930	50,193
5.50% 7/1/40	38,779	43,325
5.50% 9/1/41	58,109	65,754
6.00% 6/1/36	3,035	3,460
6.00% 9/1/36	18,911	21,818
6.00% 12/1/36	3,021	3,422
6.00% 6/1/37	1,731	1,969
6.00% 7/1/37	121,077	138,106
6.00% 8/1/37	88,705	101,341
6.00% 5/1/38	17,140	19,479
6.00% 9/1/38	125,265	142,371
6.00% 10/1/38	12,536	14,238
6.00% 9/1/39	88,392	100,365
6.00% 10/1/39	149,448	170,837
6.00% 3/1/40	14,357	16,334
6.00% 4/1/40	23,324	26,366
6.00% 11/1/40	4,904	5,595
6.00% 5/1/41	33,521	37,955
6.00% 7/1/41	51,294	58,590
6.50% 5/1/40	30,299	33,983
10.00% 2/1/25	11,991	12,334
Freddie Mac S.F. 30 yr
4.50% 4/1/39	9,156	9,893
5.00% 12/1/41	1,336,071	1,472,592
5.00% 4/1/44	53,980	59,858

15

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
5.50% 3/1/34	3,893	$4,350
5.50% 12/1/34	3,563	3,993
5.50% 11/1/36	4,756	5,319
5.50% 9/1/37	4,680	5,217
5.50% 8/1/40	40,164	44,723
5.50% 1/1/41	13,278	14,806
5.50% 6/1/41	78,204	87,333
6.00% 2/1/36	7,524	8,524
6.00% 9/1/37	11,349	12,791
6.00% 1/1/38	4,368	4,919
6.00% 6/1/38	12,005	13,594
6.00% 8/1/38	73,734	83,895
6.00% 5/1/40	29,660	33,628
6.00% 7/1/40	64,128	72,619
GNMA I S.F. 30 yr
5.50% 2/15/41	33,903	37,825
GNMA II S.F. 30 yr
5.50% 5/20/37	29,066	32,267
5.50% 4/20/40	24,142	26,333
6.00% 2/20/39	29,184	32,433
6.00% 10/20/39	57,467	63,911
6.00% 2/20/40	116,355	129,914
6.00% 4/20/46	34,807	38,870
6.50% 10/20/39	44,194	49,407

Total Agency Mortgage-Backed Securities (cost $4,830,395)		4,832,091

Collateralized Debt Obligations – 1.36%

Benefit Street Partners CLO IV
Series 2014-IVA A1R 144A 2.797% 1/20/29 #●	500,000	505,000
BlueMountain CLO
Series 2015-2A A1 144A 2.734% 7/18/27 #●	250,000	250,470
Cedar Funding VI CLO
Series 2016-6A A1 144A 2.777% 10/20/28 #●	250,000	251,821
Venture CDO
Series 2016-25A A1 144A 2.797% 4/20/29 #●	100,000	100,271
Venture XXIV CLO
Series 2016-24A A1D 144A 2.727% 10/20/28 #●	195,000	196,635

Total Collateralized Debt Obligations (cost $1,293,830)		1,304,197

16

	Principal amount°	Value (US $)

Convertible Bond – 0.03%

General Cable 4.50% exercise price $31.01, maturity date 11/15/29 f	28,000	$24,780

Total Convertible Bond (cost $32,847)		24,780

Corporate Bonds – 61.93%

Banking - 10.00%
Akbank 144A 7.20% 3/16/27 #●	200,000	209,005
Ally Financial 5.75% 11/20/25	440,000	472,450
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #	200,000	208,000
Banco Santander 4.25% 4/11/27	200,000	209,824
Bank of America
3.593% 7/21/28 ●	55,000	55,272
4.183% 11/25/27	155,000	160,421
4.443% 1/20/48 ●	40,000	42,702
Bank of New York Mellon 4.625%y•	770,000	784,630
Barclays 8.25%y●	525,000	559,177
BBVA Bancomer 144A 6.50% 3/10/21 #	150,000	166,125
Credit Suisse Group 144A 6.25%#y●	300,000	322,612
Credit Suisse Group Funding Guernsey 4.55% 4/17/26	315,000	338,876
Goldman Sachs Group 5.15% 5/22/45	135,000	153,122
JPMorgan Chase & Co.
3.882% 7/24/38 ●	135,000	135,281
4.032% 7/24/48 ●	95,000	95,776
6.75%y●	640,000	733,920
Landwirtschaftliche Rentenbank 5.375% 4/23/24	NZD 38,000	31,692
Morgan Stanley
3.591% 7/22/28 ●	150,000	150,620
3.95% 4/23/27	95,000	96,539
4.375% 1/22/47	210,000	220,777
5.00% 11/24/25	195,000	213,935
PNC Financial Services Group 5.00%y●	315,000	326,813
Popular 7.00% 7/1/19	295,000	312,700
Royal Bank of Scotland Group 8.625%y●	600,000	664,128
Santander UK 144A 5.00% 11/7/23 #	200,000	216,923
SunTrust Banks 5.05%y●	200,000	202,750
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #	200,000	213,619
UBS Group 6.875%y●	1,060,000	1,164,458
USB Capital IX 3.50%y●	705,000	630,975
Wells Fargo & Co. 4.75% 12/7/46	55,000	59,717
Wells Fargo Capital X 5.95% 12/15/36	50,000	56,825
Westpac Banking 4.322% 11/23/31 ●	70,000	72,317
Woori Bank 144A 4.75% 4/30/24 #	200,000	210,186

17

Schedule of investments
Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Banking (continued)
Zions Bancorporation 4.50% 6/13/23	75,000	$80,374

		9,572,541

Basic Industry – 6.26%
Allegheny Technologies 7.875% 8/15/23	230,000	242,650
Barrick North America Finance 5.75% 5/1/43	85,000	104,365
BHP Billiton Finance USA 144A 6.25% 10/19/75 #●	600,000	656,400
Chemours 7.00% 5/15/25	160,000	179,200
CK Hutchison International 144A 3.50% 4/5/27 #	200,000	204,746
Cliffs Natural Resources 144A 5.75% 3/1/25 #	175,000	171,500
Coeur Mining 144A 5.875% 6/1/24 #	340,000	337,025
Corp Nacional del Cobre de Chile 144A 4.50% 8/1/47 #	200,000	198,270
Equate Petrochemical 144A 3.00% 3/3/22 #	200,000	199,730
FMG Resources 144A 5.125% 5/15/24 #	280,000	292,250
Freeport-McMoRan 4.55% 11/14/24	325,000	319,313
Georgia-Pacific 8.00% 1/15/24	195,000	252,899
Hudbay Minerals 144A 7.625% 1/15/25 #	235,000	259,088
International Paper 4.35% 8/15/48	90,000	89,908
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	205,000	234,725
Koppers 144A 6.00% 2/15/25 #	250,000	266,875
Kraton Polymers 144A 7.00% 4/15/25 #	200,000	216,000
NOVA Chemicals
144A 5.00% 5/1/25 #	60,000	60,450
144A 5.25% 6/1/27 #	200,000	201,000
OCP 144A 4.50% 10/22/25 #	200,000	202,372
Phosagro OAO via Phosagro Bond Funding 144A
3.95% 11/3/21 #	200,000	201,856
Steel Dynamics 5.00% 12/15/26	200,000	211,500
Suzano Austria 144A 5.75% 7/14/26 #	300,000	318,750
Vale Overseas
5.875% 6/10/21	40,000	43,750
6.25% 8/10/26	100,000	111,400
Vedanta Resources 144A 6.375% 7/30/22 #	200,000	208,000
VM Holding 144A 5.375% 5/4/27 #	200,000	208,000

		5,992,022

Brokerage – 1.38%
E*TRADE Financial 5.875%y●	160,000	172,096
Jefferies Group
6.45% 6/8/27	60,000	69,405
6.50% 1/20/43	765,000	872,790
NFP 144A 6.875% 7/15/25 #	200,000	203,975

		1,318,266

18

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Capital Goods – 5.71%
Advanced Disposal Services 144A 5.625% 11/15/24 #	275,000	$286,000
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	295,000	315,833
BMC East 144A 5.50% 10/1/24 #	150,000	158,250
Boise Cascade 144A 5.625% 9/1/24 #	350,000	365,750
Builders FirstSource 144A 5.625% 9/1/24 #	475,000	500,531
BWAY Holding 144A 7.25% 4/15/25 #	485,000	506,825
Flex Acquisition 144A 6.875% 1/15/25 #	640,000	673,200
General Cable 5.75% 10/1/22	180,000	185,400
Herc Rentals 144A 7.75% 6/1/24 #	228,000	248,520
Siemens Financieringsmaatschappij 144A
4.20% 3/16/47 #	285,000	304,710
St. Marys Cement Canada 144A 5.75% 1/28/27 #	200,000	204,850
Standard Industries 144A 5.00% 2/15/27 #	350,000	361,813
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	220,000	244,750
Summit Materials 144A 5.125% 6/1/25 #	125,000	128,750
TransDigm 6.375% 6/15/26	240,000	251,400
Tyco Electronics Group 3.125% 8/15/27	40,000	39,680
United Rentals North America 5.875% 9/15/26	340,000	367,200
US Concrete 6.375% 6/1/24	225,000	241,313
Zekelman Industries 144A 9.875% 6/15/23 #	75,000	85,125

		5,469,900

Communications – 9.08%
American Tower 4.40% 2/15/26	75,000	79,736
AT&T
3.90% 8/14/27	175,000	175,228
4.25% 3/1/27	140,000	144,275
4.90% 8/14/37	180,000	179,749
5.15% 2/14/50	240,000	240,079
Cablevision 144A 6.50% 6/15/21 #	150,000	159,375
CC Holdings GS V 3.849% 4/15/23	100,000	105,583
CCO Holdings 144A 5.875% 5/1/27 #	235,000	253,358
CenturyLink 6.75% 12/1/23	280,000	298,200
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	250,000	280,313
Cincinnati Bell 144A 7.00% 7/15/24 #	540,000	548,100
Crown Castle International
3.65% 9/1/27	225,000	225,194
5.25% 1/15/23	150,000	167,749
CSC Holdings
144A 5.50% 4/15/27 #	200,000	213,500
144A 10.875% 10/15/25 #	200,000	250,000
Digicel 144A 6.75% 3/1/23 #	200,000	192,000
DISH DBS 7.75% 7/1/26	255,000	306,000

19

Schedule of investments
Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Communications (continued)
Gray Television 144A 5.875% 7/15/26 #	300,000	$311,250
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	100,000	99,072
Millicom International Cellular 144A 6.00% 3/15/25 #	200,000	211,590
Myriad International Holdings
144A 4.85% 7/6/27 #	200,000	206,800
144A 5.50% 7/21/25 #	200,000	217,135
Nexstar Broadcasting 144A 5.625% 8/1/24 #	100,000	103,625
Nielsen Luxembourg 144A 5.00% 2/1/25 #	295,000	305,325
Radiate Holdco 144A 6.625% 2/15/25 #	200,000	200,750
SFR Group 144A 7.375% 5/1/26 #	200,000	217,250
Sirius XM Radio 144A 5.375% 4/15/25 #	290,000	305,225
Sprint 7.875% 9/15/23	370,000	420,875
Telecom Italia 144A 5.303% 5/30/24 #	200,000	220,250
Time Warner Cable 7.30% 7/1/38	350,000	447,973
Time Warner Entertainment 8.375% 3/15/23	80,000	100,334
Uniti Group 144A 7.125% 12/15/24 #	500,000	490,000
Verizon Communications 5.25% 3/16/37	70,000	74,882
VimpelCom Holdings 144A 4.95% 6/16/24 #	200,000	201,750
Virgin Media Secured Finance 144A 5.50% 8/15/26 #	200,000	212,500
VTR Finance 144A 6.875% 1/15/24 #	200,000	213,750
Zayo Group 144A 5.75% 1/15/27 #	295,000	313,438

		8,692,213

Consumer Cyclical – 4.13%
AMC Entertainment Holdings 6.125% 5/15/27	265,000	273,255
Atento Luxco 1 144A 6.125% 8/10/22 #	95,000	96,387
Boyd Gaming 6.375% 4/1/26	275,000	300,437
Coach 4.125% 7/15/27	75,000	75,675
General Motors Financial 5.25% 3/1/26	120,000	130,405
GEO Group 6.00% 4/15/26	225,000	235,381
JD.com 3.125% 4/29/21	200,000	200,632
M/I Homes 144A 5.625% 8/1/25 #	200,000	200,000
Mohegan Gaming & Entertainment 144A
7.875% 10/15/24 #	250,000	265,000
Murphy Oil USA 5.625% 5/1/27	305,000	322,156
Penn National Gaming 144A 5.625% 1/15/27 #	200,000	206,500
Penske Automotive Group 5.50% 5/15/26	290,000	291,450
PetSmart 144A 5.875% 6/1/25 #	200,000	193,125
Prime Security Services Borrower 144A 9.25% 5/15/23 #	455,000	509,031
Rite Aid 144A 6.125% 4/1/23 #	150,000	149,250
Scientific Games International 10.00% 12/1/22	385,000	430,719
Wyndham Worldwide 4.15% 4/1/24	70,000	72,789

		3,952,192

20

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Consumer Non-Cyclical – 6.51%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	270,000	$260,550
Albertsons
144A 5.75% 3/15/25 #	230,000	209,300
144A 6.625% 6/15/24 #	500,000	471,250
Becle 144A 3.75% 5/13/25 #	150,000	152,122
Becton Dickinson & Co. 3.70% 6/6/27	190,000	192,282
Biogen 5.20% 9/15/45	145,000	167,346
Change Healthcare Holdings 144A 5.75% 3/1/25 #	230,000	238,625
CHS 6.25% 3/31/23	250,000	256,875
Cott Holdings 144A 5.50% 4/1/25 #	595,000	626,981
DaVita 5.00% 5/1/25	150,000	152,595
ESAL 144A 6.25% 2/5/23 #	200,000	189,500
HCA
5.375% 2/1/25	285,000	303,986
5.875% 2/15/26	105,000	114,713
HealthSouth 5.75% 9/15/25	135,000	139,725
Hill-Rom Holdings 144A 5.00% 2/15/25 #	250,000	258,125
KAR Auction Services 144A 5.125% 6/1/25 #	200,000	209,000
Kroger 2.65% 10/15/26	65,000	60,418
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	275,000	277,063
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	200,000	208,900
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	230,000	249,550
Mylan 3.95% 6/15/26	115,000	117,809
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	128,870
Surgery Center Holdings
144A 6.75% 7/1/25 #	250,000	257,500
144A 8.875% 4/15/21 #	250,000	271,875
Tempur Sealy International 5.50% 6/15/26	330,000	340,725
Tenet Healthcare 144A 7.00% 8/1/25 #	385,000	380,791

		6,236,476

Electric – 3.02%
AES 5.50% 4/15/25	135,000	142,087
AES Gener 144A 8.375% 12/18/73 #●	200,000	215,250
Calpine
144A 5.25% 6/1/26 #	125,000	123,125
5.50% 2/1/24	65,000	61,181
5.75% 1/15/25	160,000	149,600
ComEd Financing III 6.35% 3/15/33	190,000	209,852
DTE Electric 3.75% 8/15/47	220,000	219,881
Dynegy
7.625% 11/1/24	170,000	169,150
144A 8.00% 1/15/25 #	125,000	124,375

21

Schedule of investments
Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)

Electric (continued)
Emera 6.75% 6/15/76 ●	155,000	$177,475
Emera US Finance 4.75% 6/15/46	105,000	113,092
Enel 144A 8.75% 9/24/73 #●	400,000	483,000
Enel Americas 4.00% 10/25/26	100,000	100,875
Metropolitan Edison 144A 4.00% 4/15/25 #	50,000	51,454
National Rural Utilities Cooperative Finance
4.75% 4/30/43 ●	140,000	145,260
5.25% 4/20/46 ●	110,000	118,040
Perusahaan Listrik Negara 144A 5.25% 5/15/47 #	200,000	203,850
SCANA 4.125% 2/1/22	85,000	88,475

		2,896,022

Energy – 10.09%
Alta Mesa Holdings 144A 7.875% 12/15/24 #	150,000	158,250
AmeriGas Partners 5.50% 5/20/25	315,000	319,725
Anadarko Petroleum 6.60% 3/15/46	195,000	241,544
Andeavor 144A 4.75% 12/15/23 #	95,000	103,044
Antero Resources 5.00% 3/1/25	290,000	287,100
Cheniere Corpus Christi Holdings 5.875% 3/31/25	155,000	168,563
Chesapeake Energy 144A 8.00% 12/15/22 #	152,000	161,690
Crestwood Midstream Partners 5.75% 4/1/25	245,000	246,837
Ecopetrol 7.375% 9/18/43	150,000	165,563
Energy Transfer 6.125% 12/15/45	410,000	450,755
Enterprise Products Operating 7.034% 1/15/68 ●	30,000	30,750
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	200,000	202,304
Genesis Energy 5.625% 6/15/24	285,000	276,450
Gulfport Energy 144A 6.00% 10/15/24 #	285,000	283,404
Halcon Resources 144A 6.75% 2/15/25 #	225,000	231,188
Hilcorp Energy I 144A 5.75% 10/1/25 #	285,000	279,300
KazMunayGas National 144A 4.75% 4/19/27 #	200,000	199,211
Laredo Petroleum 6.25% 3/15/23	250,000	259,063
Marathon Oil 4.40% 7/15/27	170,000	173,196
MPLX 4.875% 12/1/24	210,000	225,995
Murphy Oil 6.875% 8/15/24	430,000	457,950
Nabors Industries 5.50% 1/15/23	276,000	263,138
Newfield Exploration 5.375% 1/1/26	250,000	261,875
Noble Energy 5.05% 11/15/44	230,000	239,600
NuStar Logistics 5.625% 4/28/27	100,000	106,250
Oasis Petroleum 6.875% 3/15/22	250,000	248,750
ONEOK
4.95% 7/13/47	75,000	75,159
7.50% 9/1/23	140,000	169,862
Pertamina Persero 144A 4.875% 5/3/22 #	200,000	214,644

22

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Petrobras Global Finance
5.375% 1/27/21	25,000	$25,750
6.75% 1/27/41	230,000	221,663
7.375% 1/17/27	75,000	81,413
Petroleos Mexicanos 6.75% 9/21/47	35,000	36,932
Precision Drilling
6.625% 11/15/20	119,582	118,984
7.75% 12/15/23	100,000	101,000
QEP Resources 6.875% 3/1/21	170,000	178,925
Raizen Fuels Finance 144A 5.30% 1/20/27 #	200,000	206,000
Sabine Pass Liquefaction
5.625% 3/1/25	95,000	105,844
5.75% 5/15/24	395,000	444,701
Southern Gas Corridor 144A 6.875% 3/24/26 #	200,000	220,450
Southwestern Energy 6.70% 1/23/25	245,000	242,474
Tengizchevroil Finance International 144A 4.00% 8/15/26 #	200,000	196,620
Transcanada Trust
5.30% 3/15/77 ●	165,000	171,084
5.875% 8/15/76 ●	275,000	301,593
Transocean Proteus 144A 6.25% 12/1/24 #	237,500	249,969
WildHorse Resource Development 144A 6.875% 2/1/25 #	150,000	147,375
YPF 144A 24.104% 7/7/20 #●	105,000	108,150

		9,660,087

Finance Companies – 1.22%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #●	400,000	432,000
International Lease Finance 8.625% 1/15/22	600,000	741,032

		1,173,032

Insurance – 0.94%
AssuredPartners 144A 7.00% 8/15/25 #	195,000	196,950
MetLife 5.25%y●	145,000	151,951
Prudential Financial 5.375% 5/15/45 ●	95,000	103,200
USIS Merger Sub 144A 6.875% 5/1/25 #	250,000	259,375
XLIT 3.761%y●	65,000	61,100
5.50% 3/31/45	115,000	125,612

		898,188

Natural Gas – 0.29%
Boston Gas 144A 3.15% 8/1/27 #	65,000	64,939
Perusahaan Gas Negara Persero 144A 5.125% 5/16/24 #	200,000	216,820

		281,759

23

Schedule of investments
Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

REITs – 1.32%
Corporate Office Properties
3.60% 5/15/23	150,000	$150,260
5.25% 2/15/24	85,000	91,416
DDR 7.875% 9/1/20	90,000	103,056
Education Realty Operating Partnership 4.60% 12/1/24	115,000	117,904
ESH Hospitality 144A 5.25% 5/1/25 #	160,000	167,600
Hospitality Properties Trust 4.50% 3/15/25	100,000	103,471
Host Hotels & Resorts 3.75% 10/15/23	135,000	138,804
LifeStorage 3.50% 7/1/26	95,000	91,023
Regency Centers 3.60% 2/1/27	90,000	89,951
Trust F/1401 144A 5.25% 1/30/26 #	200,000	210,250

		1,263,735

Technology – 1.53%
CDK Global 5.00% 10/15/24	110,000	116,875
CommScope Technologies 144A 5.00% 3/15/27 #	250,000	251,250
Dell International 144A 6.02% 6/15/26 #	75,000	83,891
144A 8.10% 7/15/36 #	5,000	6,327
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	200,000	213,500
NXP 144A 4.625% 6/1/23 #	330,000	357,284
Solera 144A 10.50% 3/1/24 #	225,000	259,875
Symantec 144A 5.00% 4/15/25 #	170,000	178,500

		1,467,502

Transportation – 0.45%
American Airlines 2015-1 Class A Pass Through Trust
3.375% 5/1/27 ♦	81,353	82,167
American Airlines 2015-2 Class AA Pass Through Trust
3.60% 9/22/27 ♦	23,817	24,541
Avis Budget Car Rental 144A 6.375% 4/1/24 #	120,000	123,825
Transnet SOC 144A 4.00% 7/26/22 #	200,000	196,006

		426,539

Total Corporate Bonds (cost $57,829,209)		59,300,474

Municipal Bonds – 2.19%

Bay Area, California Toll Authority (Build America Bond) Series S-3 6.907% 10/1/50	170,000	260,256
Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	1,000,000	947,150

24

	Principal amount°	Value (US $)

Municipal Bonds (continued)

New Jersey Turnpike Authority
(Build America Bonds)
Series A 7.102% 1/1/41	90,000	$131,812
Series F 7.414% 1/1/40	45,000	68,157
South Carolina Public Service Authority
Series D 4.77% 12/1/45	55,000	55,800
State of California Various Purposes
(Build America Bond) 7.55% 4/1/39	135,000	209,547
Tarrant County Cultural Education Facilities Finance
Corporation Retirement Facility Revenue
(Buckner Senior Living – Ventana Project) 6.625% 11/15/37	400,000	429,284

Total Municipal Bonds (cost $2,098,954)		2,102,006

Non-Agency Asset-Backed Securities – 0.69%

American Express Credit Account Master Trust
Series 2017-5 A 1.632% 2/18/25 ●	100,000	100,000
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.536% 11/25/36 f	300,000	315,302
Discover Card Execution Note Trust
Series 2017-A3 A3 1.456% 10/17/22 ●	100,000	100,190
Series 2017-A5 A5 1.829% 12/15/26 ●	105,000	105,557
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	47,250	44,793

Total Non-Agency Asset-Backed Securities (cost $613,525)		665,842

Non-Agency Collateralized Mortgage Obligations – 2.42%

American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 f	2,732	2,695
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	57,304	57,031
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27 #●	28,557	29,219
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	45,707	47,288
Series 2007-A1 7A4 3.545% 7/25/35 ●	88,597	79,255
Series 2014-2 B1 144A 3.424% 6/25/29 #●	76,579	76,963
Series 2014-2 B2 144A 3.424% 6/25/29 #●	76,579	75,424
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	100,000	99,854
Series 2015-1 B1 144A 2.618% 12/25/44 #●	196,080	194,792
Series 2015-4 B1 144A 3.628% 6/25/45 #●	95,511	94,330
Series 2015-4 B2 144A 3.628% 6/25/45 #●	95,511	93,242

25

Schedule of investments
Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2015-5 B2 144A 2.858% 5/25/45 #●	97,267	$95,328
Series 2015-6 B1 144A 3.624% 10/25/45 #●	95,359	94,869
Series 2015-6 B2 144A 3.624% 10/25/45 #●	95,359	93,861
Series 2016-4 B1 144A 3.904% 10/25/46 #●	98,325	99,256
Series 2016-4 B2 144A 3.904% 10/25/46 #●	98,325	100,290
Series 2017-1 B2 144A 3.569% 1/25/47 #●	84,259	83,807
Series 2017-2 A3 144A 3.50% 5/25/47 #●	39,437	40,208
New Residential Mortgage Loan Trust
Series 2016-4A A1 144A 3.75% 11/25/56 #●	85,609	88,648
Series 2017-1A A1 144A 4.00% 2/25/57 #●	89,697	93,720
Series 2017-2A A3 144A 4.00% 3/25/57 #●	91,806	95,988
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #●	47,145	47,977
Series 2015-1 B2 144A 3.877% 1/25/45 #●	47,105	47,728
Series 2017-4 A1 144A 3.50% 7/25/47 #●	98,620	100,384
Structured Asset Securities Mortgage Pass Through
Certificates
Series 2004-20 2A1 5.50% 11/25/34 ♦	22,319	22,800
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	69,762	70,365
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	73,808	74,476
Series 2017-1 A1 144A 2.75% 10/25/56 #●	90,366	91,188
Series 2017-2 A1 144A 2.75% 4/25/57 #●	96,180	97,105
Washington Mutual Mortgage Pass Through Certificates Trust
Series 2005-1 5A2 6.00% 3/25/35 ♦	54,245	15,776
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 3.328% 4/25/36 ●	12,249	11,558

Total Non-Agency Collateralized Mortgage Obligations (cost $2,336,552)		2,315,425

Non-Agency Commercial Mortgage-Backed Securities – 5.90%

Banc of America Commercial Mortgage Trust
Series 2017-BNK3 C 4.352% 2/15/50 ●	35,000	35,986
BANK
Series 2017-BNK4 XA 1.461% 5/15/50 ●	454,118	46,123
Series 2017-BNK5 A5 3.39% 6/15/60	145,000	149,928
Series 2017-BNK5 B 3.896% 6/15/60	60,000	61,385
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW18 A4 5.70% 6/11/50	33,198	33,324
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	85,000	86,706
Series 2016-CD2 A4 3.526% 11/10/49 ●	80,000	83,155

26

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

CFCRE Commercial Mortgage Trust
Series 2016-C7 A3 3.839% 12/10/54	125,000	$131,231
Series 2017-C8 A4 3.572% 6/15/50	45,000	46,196
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	75,000	78,430
Series 2015-GC27 A5 3.137% 2/10/48	150,000	151,413
Series 2016-P3 A4 3.329% 4/15/49	110,000	112,700
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	110,000	111,342
Series 2013-WWP A2 144A 3.424% 3/10/31 #	100,000	104,781
Series 2014-CR19 A5 3.796% 8/10/47	80,000	84,351
Series 2015-3BP A 144A 3.178% 2/10/35 #	190,000	193,477
Series 2015-CR23 A4 3.497% 5/10/48	85,000	87,972
DB-JPM
Series 2016-C1 A4 3.276% 5/10/49	255,000	260,749
Series 2016-C3 A5 2.89% 9/10/49	105,000	103,938
DB-UBS Mortgage Trust
Series 2011-LC1A C 144A 5.685% 11/10/46 #●	245,000	267,444
GRACE Mortgage Trust
Series 2014-GRCE B 144A 3.52% 6/10/28 #	200,000	206,077
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	150,000	158,959
Series 2015-GC32 A4 3.764% 7/10/48	75,000	79,232
Series 2017-GS5 A4 3.674% 3/10/50	435,000	456,658
Series 2017-GS6 A3 3.433% 5/10/50	75,000	77,171
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	65,000	68,625
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.525% 8/12/37 ●	35,000	36,311
Series 2013-LC11 B 3.499% 4/15/46	95,000	95,741
Series 2015-JP1 A5 3.914% 1/15/49	165,000	176,656
Series 2016-JP2 A4 2.822% 8/15/49	220,000	216,583
Series 2016-JP2 AS 3.056% 8/15/49	150,000	147,017
Series 2016-WIKI A 144A 2.798% 10/5/31 #	90,000	91,505
Series 2016-WIKI B 144A 3.201% 10/5/31 #	85,000	86,765
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 ●	88,566	70,853
Morgan Stanley BAML Trust
Series 2014-C17 A5 3.741% 8/15/47	100,000	105,141
Series 2015-C26 A5 3.531% 10/15/48	100,000	103,669
Series 2016-C29 A4 3.325% 5/15/49	95,000	96,943
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 ●	100,000	94,135

27

Schedule of investments
Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)

UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	211,020	$219,970
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	135,000	138,934
Series 2015-C30 XA 1.001% 9/15/58 ●	1,962,419	118,166
Series 2015-NXS3 A4 3.617% 9/15/57	90,000	93,854
Series 2016-BNK1 A3 2.652% 8/15/49	155,000	150,382
Series 2017-C38 A5 3.453% 7/15/50	90,000	92,606
Series 2017-RB1 XA 1.287% 3/15/50 ●	998,903	97,203
WF-RBS Commercial Mortgage Trust
Series 2012-C10 A3 2.875% 12/15/45	135,000	137,246

Total Non-Agency Commercial Mortgage-Backed Securities (cost $5,723,843)		5,647,033

Regional Bond – 0.16%r

Argentina – 0.16%
Provincia de Cordoba 144A 7.125% 6/10/21 #	150,000	157,275

Total Regional Bond (cost $157,650)		157,275

Loan Agreements – 1.72%«

Accudyne Industries Borrower 1st Lien 4.234% 12/13/19	14,445	14,425
Applied Systems 2nd Lien 7.796% 1/23/22	124,435	126,016
BJ’s Wholesale Club 2nd Lien 8.71% 1/27/25	96,000	93,960
Blue Ribbon 1st Lien 5.299% 11/13/21	129,020	127,192
inVentiv Group Holdings Tranche B 1st Lien 4.952% 11/30/23	228,850	229,626
JC Penney Tranche B 1st Lien 5.45% 6/23/23	121,323	120,337
Kronos 2nd Lien 9.561% 11/1/24	150,000	155,594
PQ 1st Lien 5.561% 11/4/22	243,163	245,379
Russell Investments US Institutional Holdco Tranche B 1st Lien 6.972% 6/1/23	274,307	277,565
Summit Midstream Partners Holdings Tranche B 1st Lien 7.234% 5/21/22	250,000	254,688

Total Loan Agreements (cost $1,658,549)		1,644,782

Sovereign Bonds – 5.10%r

Argentina – 0.72%
Argentine Bonos del Tesoro
15.50% 10/17/26	ARS 3,093,000	203,789
16.00% 10/17/23	ARS 2,057,000	125,329
22.75% 3/5/18	ARS 1,100,000	67,987
Argentine Republic Government International Bond
5.625% 1/26/22	175,000	179,813

28

	Principal amount°	Value (US $)
Sovereign Bondsr (continued)

Argentina (continued)
Argentine Republic Government International Bond
144A 7.125% 6/28/17 #	120,000	$109,140

		686,058

Bahrain – 0.21%
Bahrain Government International Bond 144A
7.00% 10/12/28 #	200,000	206,025

		206,025

Bermuda – 0.21%
Bermuda Government International Bond 144A
3.717% 1/25/27 #	200,000	202,734

		202,734

Brazil – 0.13%
Brazil Notas do Tesouro Nacional
Series F 10.00% 1/1/25	BRL 394,000	127,471

		127,471

Colombia – 0.21%
Colombia Government International Bond 5.00% 6/15/45	200,000	203,900

		203,900

Croatia – 0.23%
Croatia Government International Bond 144A
5.50% 4/4/23 #	200,000	222,489

		222,489

Ecuador – 0.21%
Ecuador Government International Bond 144A
8.75% 6/2/23 #	200,000	200,500

		200,500

Egypt – 0.23%
Egypt Government International Bond 144A
8.50% 1/31/47 #	200,000	217,911

		217,911

Hungary – 0.44%
Hungary Government Bond 3.00% 6/26/24	HUF 32,020,000	129,229
Hungary Government International Bond 5.75% 11/22/23	250,000	288,599

		417,828

Indonesia – 0.20%
Indonesia Treasury Bond 7.50% 8/15/32	IDR 2,486,000,000	188,913

		188,913

Ivory Coast – 0.20%
Ivory Coast Government International Bond 144A
6.125% 6/15/33 #	200,000	196,459

		196,459

29

Schedule of investments
Delaware Strategic Income Fund

	Principal amount°		Value (US $)
Sovereign Bondsr (continued)
Mexico – 0.41%
Mexican Bonos
5.75% 3/5/26	MXN	2,821,000	$147,321
6.50% 6/9/22	MXN	4,331,000	241,006

			388,327

New Zealand – 0.10%
New Zealand Government Bond 2.75% 4/15/25	NZD	124,000	92,641

			92,641

Nigeria – 0.23%
Nigeria Government International Bond
144A 7.875% 2/16/32 #		200,000	221,435

			221,435

Peru – 0.28%
Peruvian Government International Bond 6.95% 8/12/31	PEN	800,000	273,312

			273,312

Russia – 0.22%
Russian Foreign Bond – Eurobond 144A 4.75% 5/27/26 #		200,000	209,770

			209,770

South Africa – 0.33%
Republic of South Africa Government Bond
8.00% 1/31/30	ZAR	3,664,000	254,570
8.75% 1/31/44	ZAR	862,000	58,482

			313,052

Turkey – 0.36%
Turkey Government Bond 8.00% 3/12/25	TRY	1,378,000	344,759

			344,759

Uruguay – 0.18%
Uruguay Government International Bond 144A
9.875% 6/20/22 #	UYU	4,538,000	171,124

			171,124

Total Sovereign Bonds (cost $4,805,496)			4,884,708

Supranational Banks – 0.83%

Asian Development Bank 6.00% 2/24/21	INR	2,380,000	37,622
Banque Ouest Africaine de Developpement 144A
5.00% 7/27/27 #		200,000	200,460
Inter-American Development Bank 6.25% 6/15/21	IDR	2,900,000,000	217,517
International Bank for Reconstruction & Development
3.50% 1/22/21	NZD	180,000	138,279
International Finance 6.30% 11/25/24	INR	12,870,000	203,867

Total Supranational Banks (cost $780,986)			797,745

30

	Principal amount°	Value (US $)
US Treasury Obligation – 0.05%
US Treasury Note
2.375% 5/15/27	45,000	$45,343

Total US Treasury Obligation (cost $45,294)		45,343

	Number of shares
Convertible Preferred Stock – 0.03%
Bank of America 7.25% exercise price $50.00y	7	9,086
Wells Fargo & Co. 7.50% exercise price $156.71y	14	18,585

Total Convertible Preferred Stock (cost $26,268)		27,671

Preferred Stock – 2.02%

Bank of America 6.50% ●	700,000	791,000
General Electric 5.00% ●	591,000	623,824
Integrys Holdings 6.00% ●	4,400	116,325
US Bancorp 3.50% ●	350	309,957
USB Realty 144A 2.451% #●	100,000	89,000

Total Preferred Stock (cost $1,797,020)		1,930,106

	Number of contracts
Options Purchased – 0.00%
Currency Call Option – 0.00%
USD vs JPY strike price JPY 109.00, expiration date 9/27/17 (BAML)	200,000	2,141

		2,141

Currency Put Options – 0.00%
USD vs BRL strike price BRL 3.50, expiration date 9/27/17 (BAML)	100,000	193
USD vs KRW strike price KRW 1,160.00, expiration date 9/27/17 (BAML)	100,000	426
USD vs MXN strike price MXN 18.50, expiration date 9/27/17 (BAML)	100,000	791
USD vs TRY strike price TRY 3.75, expiration date 09/27/17 (BAML)	100,000	481
USD vs TWD strike price TWD 30.50, expiration date 9/27/17 (BAML)	100,000	429

		2,320

Total Options Purchased (cost $7,903)		4,461

31

Schedule of investments
Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Short-Term Investments – 0.68%
Repurchase Agreements – 0.68%
Bank of America Merrill Lynch 0.97%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $119,122 (collateralized by US government obligations 0.125% 4/15/18; market value $121,502)	119,119	$ 119,119
Bank of Montreal 0.90%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $297,805 (collateralized by US government obligations 0.00%-4.375% 1/11/18-8/15/40; market value $303,754)	297,798	297,798
BNP Paribas 1.04%, dated 7/31/17, to be repurchased on 8/1/17, repurchase price $234,090 (collateralized by US government obligations 0.00%-2.50% 10/12/17-8/15/46; market value $238,765)	234,083	234,083

Total Short-Term Investments (cost $651,000)		651,000

Total Value of Securities – 99.91% (cost $94,227,465)		$95,678,015

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2017, the aggregate value of Rule 144A securities was $37,986,125, which represents 39.67% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«	Loan agreements generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more US banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Loan agreements may be subject to restrictions on resale. Stated rate in effect at July 31, 2017.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

r	Securities have been classified by country of origin.

S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

y	No contractual maturity date.

●	Variable rate security. Each rate shown is as of July 31, 2017. Interest rates reset periodically.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at July 31, 2017.

32

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at July 31, 2017:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	COP	647,348,881	USD	(212,698)	9/1/17	$3,214
BNP	NOK	972,966	USD	(119,278)	9/1/17	4,561
BNP	NZD	(91,130)	USD	66,827	9/1/17	(1,568)
HSBC	INR	7,816,545	USD	(120,971)	9/1/17	484
TD	AUD	118,765	USD	(94,009)	9/1/17	962
TD	NZD	(91,130)	USD	66,823	9/1/17	(1,572)
TD	ZAR	(231,027)	USD	17,718	9/1/17	291

						$6,372

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(16)	Euro-Bund	$(3,123,853)	$(3,067,463)	9/8/17	$56,390
21	US Treasury 10 yr Notes	2,652,294	2,643,703	9/21/17	(8,591)

		$(471,559)			$47,799

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation/ Moody’s ratings	Notional Amount[3]	Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]
	Protection Sold/ Moody’s Rating:
MSC	CMBX.NA.BBB-.6[5]	400,000	3.00%	5/11/63	$(44,889)	$(485)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values, notional amounts and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.“

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are

33

Schedule of investments
Delaware Strategic Income Fund

amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value/amount shown is stated in US dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $516.

5Markit’s CMBX Index or the CMBX.NA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

Summary of abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BB – Barclays Bank

BNP – BNP Paribas

BRL – Brazilian Real

CDO – Collateralized Debt Obligation CDS – Credit Default Swap

CLO – Collateralized Loan Obligation

CMBX.NA – Commercial Mortgaged-Backed Securities Index North America

COP – Colombian Peso DB – Deutsche Bank

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

GSMPS – Goldman Sachs Reperforming Mortgage Securities

HSBC – Hong Kong Shanghai Bank

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPM – JPMorgan

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

MSC – Morgan Stanley Capital

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

34

Summary of abbreviations  (continued):

RBS – Royal Bank of Scotland

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TD – Toronto Dominion Bank

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – US Dollar

UYU – Uruguay Peso

WF – Wells Fargo

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

35

Statement of assets and liabilities
Delaware Strategic Income Fund	July 31, 2017

Assets:
Investments, at value[1]	$95,022,554
Short-term investments, at value[2]	651,000
Foreign currencies, at value[3]	318,767
Options purchased, at value[4]	4,461
Cash	64,896
Receivable for securities sold	1,293,057
Interest receivable	1,067,614
Cash collateral due from brokers on futures contracts	75,000
Receivable for fund shares sold	55,845
Receivable from investment manager	24,608
Unrealized appreciation on foreign currency exchange contracts	9,512
Swap payments receivable	336
Other assets[5]	97,871

Total assets	98,685,521

Liabilities:
Payable for securities purchased	2,263,504
Distribution payable	109,545
Other accrued expenses	93,849
Audit and tax fees payable	52,408
Upfront payments received on credit default swap contracts	44,889
Distribution fees payable to affiliates	17,865
Payable for fund shares redeemed	9,618
Unrealized depreciation on foreign currency exchange contracts	3,140
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,619
Unrealized depreciation on credit default swap contracts	485
Accounting and administration expenses payable to affiliates	377
Variation margin due to broker on futures contracts	372
Deferred capital gains tax payable	364
Trustees’ fees and expenses payable to affiliates	240
Legal fees payable to affiliates	99
Reports and statements to shareholders expenses payable to affiliates	83
Contingent liabilities[5]	326,237

Total liabilities	2,924,694

Total Net Assets	$95,760,827

36

Net Assets Consist of:
Paid-in capital	$97,873,980
Distributions in excess of net investment income	(104,228)
Accumulated net realized loss	(3,512,649)
Net unrealized appreciation of investments	1,453,628
Net unrealized depreciation of foreign currencies	(664)
Net unrealized appreciation of foreign currency exchange contracts	6,372
Net unrealized appreciation of futures contracts	47,799
Net unrealized depreciation of options purchased	(3,442)
Net unrealized appreciation of swap contracts	31

Total Net Assets	$95,760,827

Net Asset Value
Class A:
Net assets	$51,219,676
Shares of beneficial interest outstanding, unlimited authorization, no par	6,090,366
Net asset value per share	$8.41
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.81

Class C:
Net assets	$4,996,276
Shares of beneficial interest outstanding, unlimited authorization, no par	593,457
Net asset value per share	$8.42

Class R:
Net assets	$5,725,342
Shares of beneficial interest outstanding, unlimited authorization, no par	678,559
Net asset value per share	$8.44

Institutional Class:
Net assets	$33,819,533
Shares of beneficial interest outstanding, unlimited authorization, no par	4,017,239
Net asset value per share	$8.42

[1]Investments, at cost	$93,568,562
[2]Short-term investments, at cost	651,000
[3]Foreign currencies, at cost	318,210
[4]Options purchased, at cost	7,903
[5]See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

37

Statement of operations
Delaware Strategic Income Fund	Year ended July 31, 2017

Investment Income:
Interest	$4,332,091
Dividends	25,016
Foreign tax withheld	(118)

4,356,989

Expenses:
Management fees	640,543
Distribution expenses – Class A	147,486
Distribution expenses – Class C	75,391
Distribution expenses – Class R	31,571
Dividend disbursing and transfer agent fees and expenses	148,411
Legal fees	128,833
Registration fees	69,303
Audit and tax fees	54,802
Reports and statements to shareholders expenses	47,780
Accounting and administration expenses	37,302
Custodian fees	22,469
Trustees’ fees and expenses	5,768
Other	57,900

1,467,559
Less expenses waived	(454,018)
Less expense paid indirectly	(222)

Total operating expenses	1,013,319

Net Investment Income	3,343,670

38

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(332,387)
Foreign currencies	(4,446)
Foreign currency exchange contracts	(2,144)
Futures contracts	(161,680)
Options purchased	22,753
Swap contracts	(36,771)

Net realized loss	(514,675)

Net change in unrealized appreciation (depreciation) of:
Investments[1]	(1,669,645)
Foreign currencies	(486)
Foreign currency exchange contracts	6,372
Futures contracts	(207,348)
Options purchased	(3,442)
Swap contracts	5,377

Net change in unrealized appreciation (depreciation)	(1,869,172)

Net Realized and Unrealized Loss	(2,383,847)

Net Increase in Net Assets Resulting from Operations	$959,823

1Includes $364 capital gains tax accrued.

See accompanying notes, which are an integral part of the financial statements.

39

Statements of changes in net assets
Delaware Strategic Income Fund

	Year ended
	7/31/17	7/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,343,670	$2,372,697
Net realized gain (loss)	(514,675)	468,130
Net change in unrealized appreciation (depreciation)	(1,869,172)	2,558,214

Net increase in net assets resulting from operations	959,823	5,399,041

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,072,447)	(1,595,501)
Class C	(205,608)	(145,027)
Class R	(209,798)	(136,982)
Institutional Class	(1,646,207)	(1,167,961)

Return of capital:
Class A	—	(64,610)
Class C	—	(8,809)
Class R	—	(6,292)
Institutional Class	—	(48,347)

	(4,134,060)	(3,173,529)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,369,718	26,720,996
Class C	1,282,218	3,897,214
Class R	689,331	1,324,152
Institutional Class	22,005,985	20,253,016

40

	Year ended
	7/31/17	7/31/16
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$1,879,296	$1,520,870
Class C	189,278	142,343
Class R	206,676	143,695
Institutional Class	1,580,499	1,206,863

	34,203,001	55,209,149

Cost of shares redeemed:
Class A	(24,891,676)	(23,861,526)
Class C	(5,731,991)	(3,104,476)
Class R	(1,826,644)	(1,640,481)
Institutional Class	(40,705,695)	(16,401,880)

	(73,156,006)	(45,008,363)

Increase (Decrease) in net assets derived from capital share transactions	(38,953,005)	10,200,786

Net Increase (Decrease) in Net Assets	(42,127,242)	12,426,298

Net Assets:
Beginning of year	137,888,069	125,461,771

End of year	$95,760,827	$137,888,069

Distributions in excess of net investment income	$(104,228)	$(106,250)

See accompanying notes, which are an integral part of the financial statements.

41

Financial highlights

Delaware Strategic Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

42

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$8.57	$8.43	$8.53	$8.34	$8.75

0.24	0.15	0.20	0.23	0.20
(0.10)	0.20	(0.06)	0.23	(0.32)

0.14	0.35	0.14	0.46	(0.12)

(0.30)	(0.20)	(0.23)	(0.23)	(0.27)
—	(0.01)	(0.01)	(0.04)	—
—	—	—	—	(0.02)

(0.30)	(0.21)	(0.24)	(0.27)	(0.29)

$8.41	$8.57	$8.43	$8.53	$8.34

1.73%	4.15%	1.65%	5.60%	(1.51% )

$51,220	$69,524	$64,069	$65,466	$81,042
0.90%	0.90%	0.91%	0.90%	0.90%
1.29%	1.21%	1.21%	1.19%	1.17%
2.84%	1.80%	2.30%	2.70%	2.33%
2.45%	1.49%	2.00%	2.41%	2.06%
210%	316%	313%	273%	340%

43

Financial highlights

Delaware Strategic Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

44

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$8.58	$8.44	$8.54	$8.35	$8.76

0.18	0.09	0.13	0.16	0.14
(0.10)	0.19	(0.05)	0.24	(0.33)

0.08	0.28	0.08	0.40	(0.19)

(0.24)	(0.13)	(0.17)	(0.17)	(0.20)
—	(0.01)	(0.01)	(0.04)	—
—	—	—	—	(0.02)

(0.24)	(0.14)	(0.18)	(0.21)	(0.22)

$8.42	$8.58	$8.44	$8.54	$8.35

0.97%	3.37%	0.89%	4.81%	(2.24% )

$4,996	$9,490	$8,375	$8,572	$10,990
1.65%	1.65%	1.66%	1.65%	1.65%
2.04%	1.96%	1.96%	1.93%	1.87%
2.09%	1.05%	1.55%	1.95%	1.58%
1.70%	0.74%	1.25%	1.67%	1.36%
210%	316%	313%	273%	340%

45

Financial highlights

Delaware Strategic Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

46

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$8.60	$8.46	$8.56	$8.37	$8.78

0.22	0.13	0.18	0.21	0.18
(0.10)	0.19	(0.06)	0.23	(0.33)

0.12	0.32	0.12	0.44	(0.15)

(0.28)	(0.17)	(0.21)	(0.21)	(0.24)
—	(0.01)	(0.01)	(0.04)	—
—	—	—	—	(0.02)

(0.28)	(0.18)	(0.22)	(0.25)	(0.26)

$8.44	$8.60	$8.46	$8.56	$8.37

1.48%	3.88%	1.40%	5.32%	(1.74% )

$5,725	$6,793	$6,863	$7,793	$8,077
1.15%	1.15%	1.16%	1.15%	1.15%
1.54%	1.46%	1.46%	1.45%	1.47%
2.59%	1.55%	2.05%	2.45%	2.08%
2.20%	1.24%	1.75%	2.15%	1.76%
210%	316%	313%	273%	340%

47

Financial highlights

Delaware Strategic Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

48

Year ended

7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

$8.58	$8.44	$8.54	$8.35	$8.76

0.26	0.17	0.22	0.25	0.22
(0.10)	0.20	(0.05)	0.24	(0.32)

0.16	0.37	0.17	0.49	(0.10)

(0.32)	(0.22)	(0.26)	(0.26)	(0.29)
—	(0.01)	(0.01)	(0.04)	—
—	—	—	—	(0.02)

(0.32)	(0.23)	(0.27)	(0.30)	(0.31)

$8.42	$8.58	$8.44	$8.54	$8.35

1.99%	4.40%	1.90%	5.86%	(1.26% )

$33,820	$52,081	$46,155	$30,241	$60,210
0.65%	0.65%	0.66%	0.65%	0.65%
1.04%	0.96%	0.96%	0.93%	0.87%
3.09%	2.05%	2.55%	2.95%	2.58%
2.70%	1.74%	2.25%	2.67%	2.36%
210%	316%	313%	273%	340%

49

Notes to financial statements
Delaware Strategic Income Fund	July 31, 2017

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Emerging Markets Debt Fund and Delaware Strategic Income Fund (formerly, Delaware Core Plus Bond Fund). These financial statements and the related notes pertain to Delaware Strategic Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek high current income and, secondarily, long-term total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are

50

valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended July 31, 2017 and for all open tax years (years ended July 31, 2014–July 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended July 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2017 and matured on the next business day.

To Be Announced Trades (TBA) – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or transaction is completed; however, the market value may change prior to delivery.

51

Notes to financial statements
Delaware Strategic Income Fund

1. Significant Accounting Policies (continued)

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2017.

52

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended July 31, 2017, the Fund earned $222 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse the Fund to the extent necessary to prevent total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), from exceeding 0.65% of the Fund’s average daily net assets from Aug. 1, 2016 through July 31, 2017.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. For the year ended July 31, 2017, the Fund was charged $5,432 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2017, the Fund was charged $23,337 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid

53

Notes to financial statements
Delaware Strategic Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fees of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fees equal to the sum of: (i) 0.10% of the average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same rate, the blended rate based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2017, the Fund was charged $2,404 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2017, DDLP earned $2,331 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2017, DDLP received gross CDSC commissions of $49 and $318 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended July 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended July 31, 2017, the Fund engaged in securities purchases of $2,384,912 and securities sales of $5,188,491, which resulted in net realized losses of $(2).

*The aggregate contractual waiver period covering this report is from Nov. 27, 2015, through Jan. 31, 2018.

54

3. Investments

For the year ended July 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$211,580,540
Purchases of US government securities	29,924,401
Sales other than US government securities	242,237,348
Sales of US government securities	32,417,293

At July 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the fund were as follows:

Cost of investments	$94,423,812

Aggregate unrealized appreciation of investments	$2,354,474
Aggregate unrealized depreciation of investments	(1,100,271)

Net unrealized appreciation of investments	$1,254,203

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability.

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

55

Notes to financial statements
Delaware Strategic Income Fund

3. Investments (continued)

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2017:

Securities	Level 1	Level 2	Level 3	Total

Assets:
Agency, Asset-& Mortgage-Backed Securities[1]	$—	$24,062,794	$44,870	$24,107,664
Corporate Debt	—	59,325,254	—	59,325,254
Municipal Bonds	—	2,102,006	—	2,102,006
Foreign Bonds	—	5,839,728	—	5,839,728
Loan Agreements	—	1,644,782	—	1,644,782
US Treasury Obligation	—	45,343	—	45,343
Convertible Preferred Stock	27,671	—	—	27,671
Preferred Stock[1]	309,957	1,620,149	—	1,930,106
Short-Term Investments	—	651,000	—	651,000
Options Purchased	—	4,461	—	4,461

Total Value of Securities	$337,628	$95,295,517	$44,870	$95,678,015

Derivatives:
Foreign Currency Exchange Contracts	$—	$6,372	$—	$6,372
Futures Contracts	47,799	—	—	47,799
Swap Contracts	—	(485)	—	(485)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset-& Mortgage-Backed Securities	—	99.81%	0.19%	100.00%
Preferred Stock	16.06%	83.94%	—	100.00%

During the year ended July 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

56

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as they are not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2017 and 2016 was as follows:

	Year ended
	7/31/17	7/31/16
Ordinary income	$4,134,060	$3,045,471
Return of capital	—	128,058

Total	$4,134,060	$3,173,529

5. Components of Net Assets on a Tax Basis

As of July 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$97,873,980
Undistributed ordinary income	39,503
Distributions payable	(109,545)
Troubled debt litigation	(228,366)
Capital loss carryforwards	(3,067,920)
Unrealized appreciation of investments, foreign currencies and derivatives	1,253,175

Net assets	$95,760,827

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of straddle losses, mark-to-market of futures contracts, mark-to-market on foreign currency exchange contracts, tax treatment of market discount and premium on debt instruments, deemed dividend on convertible debt, contingent payment debt instruments, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on debt instruments, paydowns of asset- and mortgage-backed securities, deemed dividend on convertible debt, contingent payment debt instruments, and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2017, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$792,412
Accumulated net realized loss	(792,412)

57

Notes to financial statements
Delaware Strategic Income Fund

5. Components of Net Assets on a Tax Basis (continued)

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At July 31, 2017, capital loss carryforwards available to offset future realized capital gains as follows:

No Expiration Loss carryforward character
Short-term	Long-term
$1,770,197	$1,297,723

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/17	7/31/16
Shares sold:
Class A	763,586	3,171,785
Class C	153,560	466,751
Class R	82,402	156,819
Institutional Class	2,624,716	2,416,690

Shares issued upon reinvestment of dividends and distributions:
Class A	225,335	181,533
Class C	22,672	16,964
Class R	24,712	17,085
Institutional Class	189,351	143,761

	4,086,334	6,571,388

Shares redeemed:
Class A	(3,009,513)	(2,841,943)
Class C	(688,622)	(370,047)
Class R	(218,457)	(195,284)
Institutional Class	(4,866,090)	(1,959,593)

	(8,782,682)	(5,366,867)

Net increase (decrease)	(4,696,348)	1,204,521

Certain shareholders may exchange shares of one class for shares of another class in the same fund. For the year ended July 31, 2017 and 2016, 71,413 Class A shares were exchanged to 71,479 Institutional Class shares valued at $591,575 and 444,706 Class A shares were exchanged to 444,814 Institutional Class shares valued at $3,772,744, respectively. The exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

58

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of July 31, 2017, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of securities that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having

59

Notes to financial statements
Delaware Strategic Income Fund

8. Derivatives (continued)

a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended July 31, 2017, the Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2017, the Fund posted $75,000 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from brokers on futures contracts” on the “Statement of assets and liabilities.”

During the year ended July 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the

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proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended July 31, 2017.

During the year ended July 31, 2017, the Fund used options purchased contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and to adjust the Fund’s overall exposure to certain markets.

Swap Contracts – The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may enter interest rate swap contracts to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payments (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No interest rate swap contracts were outstanding at July 31, 2017.

During the year ended July 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection

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Notes to financial statements
Delaware Strategic Income Fund

8. Derivatives (continued)

agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2017, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments” at July 31, 2017, the notional amount of the protection sold was $400,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At July 31, 2017, net unrealized depreciation of the protection sold was $(485).

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2017, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or

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basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

Fair values of derivative instruments as of July 31, 2017 was as follows:

		Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$9,512	$ —	$ 9,512
Variation margin due to broker on futures contracts*	—	56,390	56,390
Options purchased, at value	4,461	—	4,461

Total	$13,973	$56,390	$70,363

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$3,140	$ —	$ —	$3,140
Variation margin due to broker on futures contracts*	—	8,591	—	8,591
Unrealized depreciation on credit default swap contracts	—	—	485	485

Total	$3,140	$8,591	$485	$12,216

*Includes cumulative appreciation/depreciation of futures contracts from the date the contracts were opened through July 31, 2017. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2017 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$(2,144)	$—	$—	$—	$(2,144)
Interest rate contracts	—	(106,666)	22,753	5,249	(78,664)
Equity contracts	—	(55,014)	—	—	(55,014)
Credit contracts	—	—	—	(42,020)	(42,020)

Total	$(2,144)	$(161,680)	$22,753	$(36,771)	$(177,842)

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Notes to financial statements
Delaware Strategic Income Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2017 was as follows:

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$6,372	$—	$—	$—	$6,372
Interest rate contracts	—	46,315	(3,442)	—	42,873
Equity contracts	—	(253,663)	—	—	(253,663)
Credit contracts	—	—	—	5,377	5,377

Total	$6,372	$(207,348)	$(3,442)	$5,377	$(199,041)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2017:

		Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	460,874	USD	50,350
Futures contracts (average notional value)		4,666,269		6,727,751
Options contracts (average notional value)		2,089		—
CDS contracts (average notional value)*		279,623		92,282
Interest rate swap contracts (average notional value)**		—		287,778

*Long represents buying protection and short represents selling protection.

**Long represents paying fixed interest payments and short represents receiving fixed interest payments.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$ 3,740	$(3,968)	$(228)
BNP Paribas	4,561	(1,568)	2,993
Hong Kong Shanghai Bank	484	—	484
Morgan Stanley Capital	—	(485)	(485)
Toronto Dominion Bank	1,253	(1,572)	(319)
Total	$10,038	$(7,593)	$2,445

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure (a)
Bank of America Merrill Lynch	$(228)	$—	$—	$—	$—	$(228)
BNP Paribas	2,993	—	—	—	—	2,993
Hong Kong Shanghai Bank	484	—	—	—	—	484
Morgan Stanley Capital	(485)	—	—	—	—	(485)
Toronto Dominion Bank	(319)	—	—	—	—	(319)

Total	$2,445	$—	$—	$—	$—	$2,445

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received (b)	Cash Collateral Received	Net Collateral Received	Net Exposure (a)
Bank of America Merrill Lynch	$119,119	$(119,119)	$—	$(119,119)	$—
Bank of Montreal	297,798	(297,798)	—	(297,798)	—
BNP Paribas	234,083	(234,083)	—	(234,083)	—
Total	$651,000	$(651,000)	$—	$(651,000)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)The value of the related collateral received exceeded the value of the repurchase agreements as of July 31, 2017.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of

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Notes to financial statements
Delaware Strategic Income Fund

10. Securities Lending (continued)

the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by the Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2017, the Fund had no securities out on loan.

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11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing

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Notes to financial statements
Delaware Strategic Income Fund

11. Credit and Market Risk (continued)

commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $326,237 and an asset of $97,871 based on the expected recoveries to unsecured creditors as of July 31, 2017 that resulted in a net decrease in the Fund’s NAV to reflect this likely recovery.

14. Recent Accounting Pronouncements

In Oct. 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement preparation, particularly the presentation of derivative investments. Although it is still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are materially consistent with the Fund’s current financial statement presentation and expects that the Fund will comply with the Rule’s Regulation S-X amendments by the Aug. 1, 2017 compliance date.

15. Fund Repositioning

Effective Jan. 31, 2017, the investment strategies for Delaware Core Plus Bond Fund changed and the Fund was repositioned as a strategic income fund. In connection with the repositioning, the Fund’s name changed to Delaware Strategic Income Fund.

16. Subsequent Events

From Sept. 1, 2017, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (the “Total Fee”). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2017 that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware Strategic Income Fund (formerly, Delaware Core Plus Bond Fund) (one of the series constituting Delaware Group® Government Fund, hereafter referred to as the “Fund”) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 18, 2017

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Other Fund information (Unaudited)

Delaware Strategic Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.

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Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

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for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	62	None
(March 2004–Present)

Chief Executive Officer,	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]

Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

73

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

74

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

75

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

76

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees —
and Vice President		Okabena Company
and Treasurer		(2009–2014)
(July 1995–January 2003) —
3M Company

David F. Connor has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Richard Salus has served	62	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

77

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware FundsSM

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

78

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $88,050 for the fiscal year ended July 31, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $88,050 for the fiscal year ended July 31, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended July 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended July 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $11,464 for the fiscal year ended July 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $11,116 for the fiscal year ended July 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2016.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $10,036,000 for the registrant’s fiscal years ended July 31, 2017 and July 31, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GOVERNMENT FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 4, 2017

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 4, 2017